UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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GE INSTITUTIONAL FUNDS

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GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

U.S. LARGE-CAP CORE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

1600 Summer Street

Stamford, Connecticut 06905

SPECIAL MEETING OF SHAREHOLDERS

YOUR VOTE IS IMPORTANT

May 6, 2016

Dear Shareholder:

We are asking for your support for a series of important proposals (the “Proposals”) affecting your investment in one or more of the investment portfolios of the GE Institutional Funds (the “Trust”) listed above (each, a “Fund,” and collectively, the “Funds”). A special meeting of shareholders (the “Meeting”) of the Funds will be held to consider the Proposals at 1600 Summer Street, Stamford, Connecticut 06905, on June 22, 2016, at 10:00 a.m. (Eastern Time).

At the Meeting, shareholders will be asked to consider and vote on the following Proposals, which relate to the asset purchase agreement entered into on March 29, 2016 by General Electric Company (“GE”) with State Street Corporation (“SSC”) for the sale of the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of GE and the Funds’ investment adviser, and certain of its subsidiaries (the “Transaction”). The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions. Pursuant to the Transaction, SSGA Funds Management, Inc. (“SSGA FM”), an affiliate of SSC, will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GEAM. Under applicable law, the Transaction will result in the automatic termination of each Fund’s current investment advisory and sub-advisory agreements (for Funds with sub-advisers). As a result, shareholders are being asked to approve new agreements that will provide for a continuous investment program for the Funds. For the reasons explained in detail in the accompanying proxy statement (the “Proxy Statement”), GEAM and the Board of Trustees of the Trust (the “Board”) recommend that you vote in favor of each Proposal applicable to your Fund, as noted below.

For all Fund shareholders:

•	To approve a new investment advisory and administration agreement pursuant to which SSGA FM will replace GEAM as investment adviser and administrator to the Funds upon consummation of the Transaction. (Proposal 1)

•	To approve the election of Trustees to the Board of Trustees of the Trust. (Proposal 2)

•	To approve manager-of-managers authority for SSGA FM (Proposal 3A). If the manager-of-managers authority is approved, SSGA FM may, subject to approval of the Board of Trustees of the Trust, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case. If the manager-of-managers authority is approved, SSGA FM is expected to enter into sub-advisory agreements that will continue the sub-advisory arrangements with the Small-Cap Equity Fund’s existing sub-advisers.

•	To transact any other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

For Small-Cap Equity Fund shareholders:

•	To approve investment sub-advisory agreements for the Small-Cap Equity Fund between SSGA FM and each sub-adviser listed below. These agreements will continue the sub-advisory arrangements with the Small-Cap Equity Fund’s existing sub-advisers subsequent to the termination of each sub-adviser’s current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

•	Palisade Capital Management, LLC;

•	Champlain Investment Partners, LLC;

•	GlobeFlex Capital, L.P.;

•	Kennedy Capital Management, Inc.; and

•	SouthernSun Asset Management LLC

(collectively, the “Small-Cap Equity Fund Sub-Advisers”) (Proposals 3B-3F).

Shareholders of the S&P 500 Index Fund should note that they are not being asked to approve a new sub-advisory agreement for the Fund. SSGA FM currently serves as sub-adviser of the S&P 500 Index Fund. While the current sub-advisory agreement with respect to the S&P 500 Index Fund will terminate as a result of the Transaction, shareholders are being asked to approve a new investment advisory and administration agreement with SSGA FM pursuant to Proposal 1. If approved, SSGA FM will become the investment adviser and administrator to the S&P 500 Index Fund and the Fund will not retain a sub-adviser.

It is expected that the personnel providing investment advisory services to the Funds will not change as a result of the Transaction. Upon the closing of the Transaction, it is expected that the existing GEAM team will become employees of SSGA FM and its affiliates, with the same individuals at GEAM currently investing assets on behalf of the Funds doing so as part of SSGA FM in order to facilitate a seamless transition of the portfolio management services provided.

There will be no change in your share ownership in the Funds, nor will there be any change in the investment objective or policies of any Fund in connection with the Transaction. The Funds will not bear the cost of this proxy solicitation. GEAM will bear the cost of this proxy solicitation.

Please note that consummation of the Transaction is subject to various conditions, as described more fully in the enclosed Proxy Statement. If the Transaction is not consummated, Proposals 1, 2 and 3A to 3F, if approved, will not be implemented.

The enclosed Proxy Statement explains the Proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the Meeting in person, we urge you in any event to vote your shares at your earliest convenience in order to make sure that you are represented at the Meeting.

To ensure that your instructions are counted, please:

•	Mark your votes on the enclosed Proxy Card.

•	Sign and mail your Proxy Card promptly.

•	You may also vote by telephone or on the internet.

Thank you for your prompt attention to this matter. If you have any questions about the Proposals, please contact our proxy information line toll-free at 1-877-361-7965.

Sincerely,

/s/ Jeanne M. La Porta
Jeanne M. La Porta
President of GE Institutional Funds

GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

U.S. LARGE-CAP CORE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

1600 Summer Street

Stamford, Connecticut 06905

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 22, 2016

To the Shareholders:

A special meeting of the shareholders (the “Meeting”) of each of the funds listed above (each, a “Fund,” and collectively, the “Funds”), each a series of GE Institutional Funds (the “Trust”), will be held at 1600 Summer Street, Stamford, Connecticut 06905 on June 22, 2016 at 10:00 a.m. (Eastern Time), or at any adjournment(s) or postponement(s) thereof, for the following purposes:

For all Funds:

•	To approve a new investment advisory and administration agreement for the Funds pursuant to which SSGA Funds Management, Inc. (“SSGA FM”), a subsidiary of State Street Corporation (“SSC”), will replace GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of General Electric Company (“GE”), as investment adviser and administrator to the Funds upon consummation of the sale of the asset management and advisory services business conducted by GEAM, and certain of its subsidiaries (the “Transaction”). The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions. Pursuant to the Transaction, SSGA FM will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GEAM. As a result of the Transaction, each Fund’s current investment advisory and sub-advisory agreements will automatically terminate under applicable law. (Proposal 1)

•	To approve the election of Trustees to the Board of Trustees of the Trust. (Proposal 2)

•	To approve manager-of-managers authority for SSGA FM (Proposal 3A). If the manager-of-managers authority is approved, SSGA FM may, subject to approval of the Board of Trustees of the Trust, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a Fund without obtaining shareholder approval in each case. If the manager-of-managers authority is approved, SSGA FM is expected to enter into sub-advisory agreements that will continue the sub-advisory arrangements with the Small-Cap Equity Fund’s existing sub-advisers.

•	To transact any other business as may properly come before the Meeting, or any adjournment(s) or postponement(s) thereof.

For Small-Cap Equity Fund shareholders:

•	To approve investment sub-advisory agreements for the Small-Cap Equity Fund between SSGA FM and each sub-adviser listed below. These agreements will continue the sub-advisory arrangements with the

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Small-Cap Equity Fund’s existing sub-advisers subsequent to the termination of each sub-adviser’s current sub-advisory agreement with respect to the Small-Cap Equity Fund as a result of the Transaction.

•	Palisade Capital Management, LLC;

•	Champlain Investment Partners, LLC;

•	GlobeFlex Capital, L.P.;

•	Kennedy Capital Management, Inc.; and

•	SouthernSun Asset Management LLC

(collectively, the “Small-Cap Equity Fund Sub-Advisers”) (Proposals 3B-3F).

Shareholders of the S&P 500 Index Fund should note that they are not being asked to approve a new sub-advisory agreement for the Fund. SSGA FM currently serves as sub-adviser of the S&P 500 Index Fund. While the current sub-advisory agreement with respect to the S&P 500 Index Fund will terminate as a result of the Transaction, shareholders are being asked to approve a new investment advisory and administration agreement with SSGA FM pursuant to Proposal 1. If approved, SSGA FM will become the investment adviser and administrator to the S&P 500 Index Fund and the Fund will not retain a sub-adviser.

The Board of Trustees has fixed April 22, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting, or at any adjournment(s) or postponement(s) thereof.

Copies of the Trust’s most recent Annual Report to shareholders are available on the Trust’s website at www.geam.com/prospectus or will be furnished without charge, upon request, by writing to the Trust at 1600 Summer Street, Stamford, Connecticut 06905 or by calling 1-800-242-0134.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on June 22, 2016:

This Proxy Statement is available on the internet at https://proxyonline.com/docs/geam/.

YOUR BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH PROPOSAL.

By Order of the Board of Trustees

/s/ Joon Won Choe
Joon Won Choe
Secretary

Stamford, Connecticut
May 6, 2016

Page

BACKGROUND ON THE PROPOSALS	1
What is the purpose of the Meeting?	1
What Proposals will each shareholder be asked to vote on?	2
Will the Transaction benefit the shareholders?	3
Why are shareholders being asked to approve the New Investment Advisory and Administration Agreement in Proposal 1 and the New Sub-Advisory Agreements in Proposals 3B to 3F?	3
Why are shareholders being asked to approve granting SSGA FM manager-of-managers authority in Proposal 3A?	4
What would happen if shareholders of a Fund do not approve a New Investment Advisory and Administration Agreement for the Fund?	4
What would happen if shareholders of a Fund do not approve manager-of-managers authority for SSGA FM or approve a New Sub-Advisory Agreement for the Small-Cap Equity Fund?	4
Why are shareholders not being asked to approve a new sub-advisory agreement for the S&P 500 Index Fund?	4
How will the Transaction affect me as a Fund shareholder?	5
How do the proposed New Investment Advisory and Administration Agreement and New Sub-Advisory Agreements differ from the current arrangements?	5
Will the Adviser, Small-Cap Equity Fund Sub-Advisers and portfolio managers remain the same?	5
Why are shareholders being asked to approve the election of Trustees to the Board of the Trust in Proposal 2?	5
Does the approval of any Proposal depend on the approval of any other Proposals or other events?	6
Will my Fund pay for this proxy solicitation or for the costs of the Transaction?	6

VOTING INFORMATION	7
General	7
Shareholders Entitled to Vote	7
Solicitation of Proxies	7
Revocation of Proxies	8
Quorum	8
Required Vote	8
Beneficial Owners	9
Adjournments	9

PROPOSAL 1 APPROVAL OF NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT WITH THE ADVISER	10
Background on the Transaction	10
Background on the Adviser	10
Background on the Existing GEAM Agreements	11
Material Terms of the New Investment Advisory and Administration Agreement	13
Differences between the Existing GEAM Agreements and the New Investment Advisory and Administration Agreement	15
Matters Considered by the Board	16
Interim Advisory and Administration Agreements	18
Section 15(f) of the 1940 Act	19

PROPOSAL 2 ELECTION OF TRUSTEES	20
Information Regarding Nominees for Election and Existing Trustees	21
Board’s Oversight Role in Management	23
Board Composition and Leadership Structure	24
Information Regarding the Process for Nominating Trustee Candidates	25

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Trustee Attendance at Special Meetings	25
Ownership of Securities	25
Independent Trustees’ Ownership of Securities	26
Officers of the Trust	26
Compensation of Trustees	27

PROPOSAL 3A APPROVAL OF MANAGER-OF-MANAGERS AUTHORITY FOR SSGA FM	28
“Manager-of-Managers” Structure	28
Manager-of-Managers Exemptive Orders	29
Comparison of Current and Proposed Selection Process for Sub-Advisers	30
Matters Considered by the Board	30

PROPOSALS 3B TO 3F APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH EACH OF PALISADE CAPITAL MANAGEMENT, LLC, CHAMPLAIN INVESTMENT PARTNERS, LLC, GLOBEFLEX CAPITAL, L.P., KENNEDY CAPITAL MANAGEMENT, INC. AND SOUTHERNSUN ASSET MANAGEMENT LLC	32
Background on the Existing Sub-Advisory Agreements and the Small-Cap Equity Fund Sub-Advisers	32
Material Terms of the Small-Cap Equity Fund’s New Sub-Advisory Agreements	33
Differences between the Small-Cap Equity Fund’s Existing and New Sub-advisory Agreements	34
Matters Considered by the Board	34
Interim Sub-Advisory Agreements	37
Interests of Trustees or Officers in Proposals 3B to 3F	37

GENERAL INFORMATION	38
Other Business	38
Other Information	38
GEAM, the Investment Adviser and Administrator	38
Principal Underwriter	38
Shareholder Proposals	39
Affiliated Brokerage	39

EXHIBIT A Shares Outstanding as of the Record Date	A-1

EXHIBIT B Beneficial Ownership of Fund Shares in Excess of 5%	B-1

EXHIBIT C New Investment Advisory and Administration Agreement Between the Trust, on Behalf of the Funds, and the Adviser	C-1

EXHIBIT D Additional Information About SSGA FM	D-1

EXHIBIT E Form of Sub-Advisory Agreement for the Fund Between the Adviser and a Sub-Adviser	E-1

EXHIBIT F Additional Information About Palisade Capital Management LLC	F-1

EXHIBIT G Additional Information About Champlain Investment Partners, LLC	G-1

EXHIBIT H Additional Information About GlobeFlex Capital, L.P.	H-1

EXHIBIT I Additional Information Regarding Kennedy Capital Management, Inc.	I-1

EXHIBIT J Additional Information About SouthernSun Asset Management, LLC	J-1

EXHIBIT K Additional Information About GEAM	K-1

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GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

U.S. LARGE-CAP CORE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

JOINT PROXY STATEMENT

For a Special Meeting of Shareholders

on June  22, 2016

BACKGROUND ON THE PROPOSALS

What is the purpose of the Meeting?

The Board of Trustees (the “Board”) of GE Institutional Funds (the “Trust” and each series thereof, a “Fund” and collectively, the “Funds”) has called this special meeting of shareholders (the “Meeting”) to present several important proposals (the “Proposals”), which relate to the asset purchase agreement entered into on March 29, 2016 by General Electric Company (“GE”) with State Street Corporation (“SSC”) for the sale of the asset management and advisory services business conducted by GE Asset Management Incorporated (“GEAM”), a wholly owned subsidiary of GE and the Funds’ investment adviser and administrator, and certain of its subsidiaries (the “Transaction”).

The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions. Pursuant to the Transaction, SSGA Funds Management Inc. (“SSGA FM” or the “Adviser”), an affiliate of SSC, will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GEAM.

GEAM and the Board recommend that you vote in favor of each Proposal applicable to your Fund. This Proxy Statement and related proxy materials will be first made available to shareholders on or about May 13, 2016.

In Proposal 1, shareholders of each Fund are being asked to approve an investment advisory and administration agreement (each a “New Investment Advisory and Administration Agreement”) for their respective Fund pursuant to which SSGA FM will replace GEAM as investment adviser and administrator to each Fund upon consummation of the Transaction. Under the laws governing U.S. mutual funds, a mutual fund investment advisory agreement is required to provide for its automatic termination upon its “assignment” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). Thus, by their terms, the current investment advisory and administration agreements under which GEAM provides investment advisory services to the Funds (the “Existing GEAM Agreements”) will automatically terminate upon consummation of the Transaction. Accordingly, shareholders of each Fund are being asked to approve a new investment advisory and administration agreement with the Adviser on substantially similar terms as the Existing GEAM Agreements. The differences in terms between the New Investment Advisory and Administration Agreement and the Existing GEAM Agreements are described in additional detail in Proposal 1. This joint proxy statement of the Funds (the “Proxy Statement”) provides additional information about the Transaction and the new investment advisory and administration agreement. The Board believes that approval of the new agreement is important to provide continuity of the high quality investment advisory services that your Fund has received in the past.

In Proposal 2, shareholders of the Funds are being asked to approve the election of Trustees to the Board. Each of the nominees currently serves as a Trustee of the Trust. Shareholders are being asked to approve the election of the nominees in order to ensure ongoing compliance with applicable provisions of the 1940 Act in connection with the Transaction.

In Proposal 3A, shareholders of the Funds are being asked to approve manager-of-managers authority for SSGA FM. GEAM currently manages the assets of certain Funds using a manager-of-managers approach under which GEAM may allocate some or all of the Funds’ assets among one or more sub-advisers. GEAM exercises this authority in accordance with the terms of an exemptive order from the Securities and Exchange Commission (the “SEC”) that enables GEAM, subject to approval of the Board, to enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers without shareholder approval. SSGA FM also has obtained an exemptive order from the SEC that is substantially similar to the exemptive order under which GEAM exercises manager-of-managers authority. If the manager-of-managers authority is approved by a Fund’s shareholders for SSGA FM, SSGA FM may, subject to approval of the Board, enter into and materially amend investment sub-advisory agreements with unaffiliated sub-advisers for the Fund without obtaining shareholder approval in each case. If approved by the relevant Fund’s shareholders, SSGA FM is expected to enter into sub-advisory agreements that will continue the Small-Cap Equity Fund’s current sub-advisory arrangements with each of Palisade Capital Management, LLC, Champlain Investment Partners, LLC, GlobeFlex Capital, L.P., Kennedy Capital Management, Inc. and SouthernSun Asset Management LLC (collectively, the “Small-Cap Equity Fund Sub-Advisers”), each of which will automatically terminate upon its contractual terms upon the closing of the Transaction.

In Proposals 3B-3F, shareholders of the Small-Cap Equity Fund are being asked to approve sub-advisory agreements between SSGA FM and each Small-Cap Equity Fund Sub-Adviser (each, a “New Small-Cap Sub-Advisory Agreement”) in order to ensure that the Small-Cap Equity Fund continues to receive investment sub-advisory services in the event shareholders do not grant SSGA FM manager-of-managers authority with respect to the Small-Cap Equity Fund. The New Sub-Advisory Agreements will continue the sub-advisory arrangements with the Small-Cap Equity Fund Sub-Advisers subsequent to the termination of each Small-Cap Equity Fund Sub-Adviser’s current sub-advisory agreement with respect to the Fund as a result of the Transaction. All material terms of the existing sub-advisory agreements will remain substantially unchanged. The terms of the New Small-Cap Sub-Advisory Agreements are described below in Proposals 3B-3F.

Shareholders of the S&P 500 Index Fund should note that they are not being asked to approve a new sub-advisory agreement for the Fund. SSGA FM currently serves as sub-adviser of the S&P 500 Index Fund. While the current sub-advisory agreement with respect to the S&P 500 Index Fund will terminate as a result of the Transaction, shareholders are being asked to approve a New Investment Advisory and Administration Agreement with SSGA FM pursuant to Proposal 1. If approved, SSGA FM will become investment adviser and administrator to the S&P 500 Index Fund and the Fund will not retain a sub-adviser.

What Proposals will each shareholder be asked to vote on?

The following table summarizes the Proposals and the Funds whose shareholders are being asked to vote with respect thereto. For each Proposal, shareholders will vote on a Fund-by-Fund basis.

		All Funds	Small-Cap Equity Fund
1:	To approve a New Investment Advisory and Administration Agreement with SSGA FM for the Funds	●
2:	To approve the election of Trustees	●
3A:	To approve manager-of-managers authority for SSGA FM	●
3B:	To approve a new investment sub-advisory agreement with Palisade Capital Management, LLC		●
3C:	To approve a new investment sub-advisory agreement with Champlain Investment Partners, LLC		●

		All Funds	Small-Cap Equity Fund
3D:	To approve a new investment sub-advisory agreement with GlobeFlex Capital, L.P.		●
3E:	To approve a new investment sub-advisory agreement with Kennedy Capital Management, Inc.		●
3F:	To approve a new investment sub-advisory agreement with SouthernSun Asset Management LLC		●

Will the Transaction benefit the shareholders?

The Board believes that the Funds and their shareholders would receive the following potential benefits from the Transaction:

•	Portfolio Management Continuity. Upon the closing of the Transaction, it is expected that the existing GEAM team will become employees of SSGA FM and its affiliates, with the same individuals at GEAM currently investing assets on behalf of the Funds doing so as part of SSGA FM in order to facilitate a seamless transition of the portfolio management services provided. The Adviser will continue to provide continuity of the high quality investment advisory services that the Funds have received in the past. The current sub-advisers of the Small-Cap Equity Fund will continue to serve as sub-advisers of the Fund. In the case of the S&P 500 Index Fund, the Adviser, who currently serves as sub-adviser of the Fund, will manage the Fund directly. As a result, the Funds are not expected to experience any disruption in day-to-day portfolio management.

•	Experienced Management. The Funds will benefit from the Adviser’s experience in the management and administration of registered investment companies.

•	No Increase in Overall Management Fees. The Funds will not experience any increase in total contractual advisory and administrative fee rates paid to the Adviser compared to those currently paid by the Funds to GEAM.

•	Commitment to a Strong Distribution Platform. The Adviser’s commitment to a strong marketing and distribution platform for the Funds may result in the Funds being offered and sold to a wider group of potential investors. With the potential for expanded marketing and distribution opportunities, it is possible that Fund assets could increase, which might result in reduced expenses to the Funds and their shareholders to the extent fixed costs are shared across a larger asset base.

Why are shareholders being asked to approve the New Investment Advisory and Administration Agreement in Proposal 1 and the New Sub-Advisory Agreements in Proposals 3B to 3F?

A shareholder vote on Proposal 1 and Proposals 3B to 3F is being sought because the Transaction involves the assignment by GEAM and certain of its subsidiaries to SSC of (i) the Existing GEAM Agreements and (ii) the current sub-advisory agreements between GEAM and each of the Small-Cap Equity Sub-Advisers. The laws governing U.S. mutual funds require that every investment advisory agreement (including any investment sub-advisory agreement) with a mutual fund provide for its automatic termination in the event of an “assignment” (as defined in the 1940 Act). Thus, in order to ensure that the Funds continue to receive investment advisory services, the Board is seeking approval from the Funds’ shareholders of the New Investment Advisory and Administration Agreement and the New Sub-Advisory Agreements (together, the “New Agreements”). Under the New Investment Advisory and Administration Agreement, SSGA FM will replace GEAM as investment adviser and administrator to the Funds. Under the New Sub-Advisory Agreements, the Small-Cap Equity Fund will continue to be sub-advised by the Small-Cap Equity Fund Sub-Advisers pursuant to the New Small-Cap Equity Fund Sub-Advisory Agreements. SSGA FM will commence management of the S&P 500 Index Fund directly. The Board believes that approval of the New Agreements is important to provide continuity of the advisory and sub-advisory services your Fund has received in the past.

Why are shareholders being asked to approve granting SSGA FM manager-of-managers authority in Proposal 3A?

Like GEAM, SSGA FM has been granted an exemptive order by the SEC under which SSGA FM may, subject to approval of the Board, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a fund it advises without obtaining shareholder approval in each case. This order is substantially similar to GEAM’s order. Both exemptive orders are subject to the condition that the shareholders of each such fund approve the manager-of-managers authority before the first time it is exercised and follow certain other conditions. Shareholders previously approved GEAM’s use of manager-of-managers authority for certain of the Funds under the terms of an order substantially similar to the order granted to SSGA FM. If the manager-of-managers authority is approved for SSGA FM, SSGA FM is expected to enter into sub-advisory agreements that will continue the Small-Cap Equity Fund’s sub-advisory arrangements with the Small-Cap Equity Fund Sub-Advisers. The Board believes that approval of granting SSGA FM manager-of-managers authority is important to provide continuity of the sub-advisory services your Fund has received in the past.

What would happen if shareholders of a Fund do not approve a New Investment Advisory and Administration Agreement for the Fund?

The Board has approved an interim investment advisory and administration agreement with the Adviser for each Fund, on substantially similar terms as the Existing GEAM Agreements in the event that the Transaction closes and shareholders of a particular Fund have not yet approved a New Investment Advisory and Administration Agreement for that Fund. If a New Investment Advisory and Administration Agreement for a Fund is not approved within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of that Fund and its shareholders, which could involve the liquidation of the Fund and distribution of the Fund assets in kind, in cash or a combination of both.

What would happen if shareholders of a Fund do not approve manager-of-managers authority for SSGA FM or approve a New Sub-Advisory Agreement for the Small-Cap Equity Fund?

The Board has approved interim sub-advisory agreements with each of the Small-Cap Equity Fund Sub-Advisers for the Small-Cap Equity Fund, on substantially similar terms as the existing sub-advisory agreements in the event that the Transaction closes and shareholders of the Small-Cap Equity Fund have not yet approved either manager-of-managers authority for SSGA FM or the New Sub-Advisory Agreements. If manager-of-managers authority is not approved for SSGA FM, shareholders would need to specifically approve each sub-adviser for any of the Funds, including the Small-Cap Equity Fund. If shareholders do not approve either manager-of-managers authority or the New Sub-Advisory Agreements between SSGA FM and the Small-Cap Equity Fund Sub-Advisers within 150 days of the date on which the Transaction closes, the Board will take such action as it deems to be in the best interests of the Small-Cap Equity Fund and its shareholders, including, potentially, allocating the assets of the Small-Cap Equity Fund among the Adviser and/or those Small-Cap Equity Fund Sub-Advisers with a New Sub-Advisory Agreement approved by the Fund’s shareholders, or liquidating the Small-Cap Equity Fund and distributing the Fund assets in kind, in cash or a combination of both, if allocating the Fund assets among the Adviser and/or approved Small-Cap Equity Fund Sub-Advisers is determined not to be prudent or practicable.

Why are shareholders not being asked to approve a new sub-advisory agreement for the S&P 500 Index Fund?

Shareholders of the S&P 500 Index Fund are not being asked to approve a new sub-advisory agreement for the Fund because SSGA FM currently serves as sub-adviser of the S&P 500 Index Fund. While the current sub-advisory agreement with respect to the S&P 500 Index Fund will terminate as a result of the Transaction, shareholders are being asked to approve a New Investment Advisory and Administration Agreement with SSGA FM pursuant to Proposal 1. If approved, SSGA FM will become investment adviser and administrator to the S&P 500 Index Fund and the Fund will no longer retain a sub-adviser.

How will the Transaction affect me as a Fund shareholder?

Following the Transaction, each Fund in which you invest will be advised by the SSGA FM, rather than GEAM. You will continue to be a shareholder of your Fund, and its investment objective and policies will not change as a result of the Transaction. Other than the identity of the Adviser, the New Investment Advisory and Administration Agreement is substantially similar to the Existing GEAM Agreements, and each New Sub-Advisory Agreement is substantially similar to its corresponding existing agreement. In addition, the Adviser does not contemplate instituting any fundamental changes to the manner in which GEAM has historically operated its business with respect to providing advisory and related ancillary services to the Funds. It is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies.

How do the proposed New Investment Advisory and Administration Agreement and New Sub-Advisory Agreements differ from the current arrangements?

The terms and conditions of the New Investment Advisory and Administration Agreement are substantially similar to those of the Existing GEAM Agreements, except that the New Investment Advisory and Administration Agreement (i) clarifies the Adviser’s responsibility with respect to the selection and oversight of sub-advisers, (ii) with respect to the Adviser’s use of “soft dollar” arrangements, more clearly states the standard set out under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (iii) designates the Commonwealth of Massachusetts as the governing law of the agreements and the exclusive forum for actions arising under the agreements, and (iv) clarifies that there are no third-party beneficiaries to the agreements. The Adviser is not expecting to change the net amounts of the combined fee for investment advisory and administrative services that is accrued daily and paid monthly by each Fund under the New Investment Advisory and Administration Agreement. The Board believes continuing the advisory arrangements will be beneficial to the Funds and their shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of GEAM currently managing the Funds.

In addition, the terms and conditions of the New Sub-Advisory Agreements are substantially the same as those under the current arrangements. The differences between the agreements are described below under Proposals 3B-3F. There will be no change in sub-advisory fees under the New Sub-Advisory Agreements. The Board believes continuing the existing sub-advisory arrangements will be beneficial to the Small-Cap Equity Fund and its shareholders by, among other things, offering the continued ability to benefit from the expertise of the same portfolio managers of the Small-Cap Equity Fund Sub-Advisers currently managing the Small-Cap Equity Fund.

Will the Adviser, Small-Cap Equity Fund Sub-Advisers and portfolio managers remain the same?

Yes. Upon consummation of the Transaction, and subject to shareholder approval, the same portfolio managers are expected to continue to manage the Funds. Looking ahead, you can expect the same level of management expertise and high quality service to which you’ve grown accustomed as a shareholder of the Funds.

Why are shareholders being asked to approve the election of Trustees to the Board of the Trust in Proposal 2?

Two of the nominees, Donna M. Rapaccioli and Jeanne M. La Porta, were appointed to serve as Trustees by action of the Board in 2012 and 2014, respectively. However, they have not yet been considered for service on the Board by the shareholders. Accordingly, the Board nominates Ms. Rapaccioli and Ms. La Porta for your consideration to serve as members of your Board. The Board also nominates John R. Costantino and R. Sheldon Johnson for your consideration to continue to serve as members of the Board of the Trust. Mr. Costantino and Mr. Johnson have already been approved by the shareholders in 1997 and 2011, respectively. Each of Ms. Rapaccioli and Messrs. Costantino and Johnson are not “interested persons” (as defined in the 1940 Act) of the Funds, GEAM or the Adviser (“Independent Trustees”). Ms. La Porta currently serves as an “Interested Trustee” as she is an “interested person” (as defined in the 1940 Act) of the Funds as a result of her role with GEAM.

The safe harbor of Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive an amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that certain conditions are satisfied. Among other conditions, the safe harbor requires that at least 75% of the members of the investment company’s board cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor during the three-year period after the sale. At the closing of the Transaction, it is proposed that Mr. Costantino, Mr. Johnson and Ms. Rapaccioli will continue to serve as Independent Trustees of the Trust, and Ms. La Porta will serve as an Interested Trustee of the Trust as a result of her anticipated role with the Adviser.

Does the approval of any Proposal depend on the approval of any other Proposals or other events?

Shareholders will vote on each Proposal separately by Fund. The approval of Proposals 3B to 3F for the Small-Cap Equity Fund is contingent upon the approval of Proposal 1 for that Fund. The approval of Proposal 3A for a Fund is contingent upon the approval of Proposal 1 for that Fund. The approval of Proposals 1 and 2 for a Fund is not contingent upon the approval of any other Proposal for that Fund. The implementation of each Proposal is contingent on the consummation of the Transaction.

Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

No. The Funds will not bear these costs. GEAM will bear all normal and customary fees and expenses in connection with the Transaction (including, but not limited to, proxy and proxy solicitation costs, printing costs, Trustees’ fees relating to the special Board meetings and legal fees).

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR

OF EACH OF THE PROPOSALS.

VOTING INFORMATION

General

The Trust is organized as a Delaware business trust pursuant to a Declaration of Trust dated August 28, 1997, as amended from time to time, and is registered with the SEC as an open-end management investment company.

Shareholders Entitled to Vote

Only shareholders of record (“Shareholders of Record”) of the Funds at the close of business on April 22, 2016 (the “Record Date”) will be entitled to vote at the Meeting. Shareholders of Record of each Fund will be entitled to cast one vote on the Proposals and on each other matter upon which they are entitled to vote at the Meeting for each share owned on the Record Date. Shareholders of Record of each Fund will also be entitled to cast a proportionate fractional vote on the Proposals and on each other matter that they are entitled to vote upon at the Meeting for each fractional share owned on the Record Date. As of the Record Date, each of the Funds has the number of shares outstanding as set forth in Exhibit A (the “Outstanding Shares”), which in each case equals the number of votes to which the shareholders of such Fund are entitled.

Solicitation of Proxies

This solicitation of proxies will be made by GEAM, and the cost of the solicitation of proxies will be borne by GEAM. Solicitation of proxies will be made primarily by the mailing of this Notice and Proxy Statement with its enclosures on or about May 13, 2016. Shareholders of Record of the Funds are entitled to notice of, and to vote at, the Meeting or any adjournment(s) or postponement(s) thereof.

D.F. King & Co., Inc. (“D.F. King”) has been retained to assist in the solicitation of proxies. D.F. King’s fees are estimated to be $10,000 plus a reasonable amount to cover out-of-pocket expenses. D.F. King will provide certain project management services, including printing and mailing of proxy materials, solicitation of voting instructions and tabulation of votes. This fee estimate does not include legal expenses for preparing the proxy materials or the costs of printing or mailing proxy materials or other miscellaneous related expenses. The fees of D.F. King as well as all expenses related to the preparing, printing and mailing of the proxy materials will also be borne by GEAM, the total cost of which is estimated to be $30,000.

Trustees, officers and other employees of the Funds, the Adviser or GEAM or its affiliates, and representatives of financial institutions, may also solicit proxies, personally or in writing, by telephone, e-mail, or otherwise. The Funds will request that brokers and nominees who hold shares of the Funds in their names forward these proxy materials to the beneficial owners of those shares. The Adviser or GEAM may reimburse such brokers and nominees for their reasonable expenses incurred in connection therewith.

Shareholders of Record of the Funds have four options for casting their votes:

1.	Internet — the enclosed Proxy Card includes directions for Shareholders of Record to cast their votes via the internet at a website designed for this purpose. The required control number is printed on each Shareholder of Record’s Proxy Card. Shareholders of Record who cast their votes via the internet do not need to mail their Proxy Cards.

2.	Telephone — the enclosed Proxy Card includes directions for Shareholders of Record to cast their votes over the telephone. The toll-free telephone number and required control number are printed on each Shareholder of Record’s Proxy Card. Shareholders of Record who cast their votes over the telephone do not need to mail their Proxy Cards.

3.	Mail — Shareholders of Record also may cast their votes by executing the enclosed Proxy Card and mailing it in the envelope provided. The envelope is addressed for your convenience and needs no postage if mailed in the United States.

4.	In Person — Shareholders of Record also may cast their votes by attending the Meeting as described in the Proxy Statement.

The Funds encourage Shareholders of Record to vote via the internet or by telephone. Votes cast via the internet or over the telephone are recorded immediately and avoid the risk that postal delays will cause a Proxy Card to arrive late and therefore not be counted.

Revocation of Proxies

Shareholders of Record may revoke their proxies at any time prior to the close of business on June 21, 2016 by submitting a properly executed later-dated Proxy Card or by submitting written notice to the Secretary of the Funds. Shareholders of Record may also revoke their proxies previously given by attending the Meeting and voting in person.

Quorum

The presence, in person or by proxy, of the holders of more than 30% of the Outstanding Shares of a Fund constitutes a quorum for the Meeting for that Fund with respect to Proposals 1 and 3A to 3F. With respect to Proposal 2 (Election of Trustees), the presence in person or by proxy of the holders of more than 30% of the Outstanding Shares of the Trust constitutes a quorum for the Meeting.

In determining whether a quorum is present, the solicitors will count shares represented by proxies that reflect abstentions, votes that are withheld, and “broker non-votes” as shares that are present and entitled to vote. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power; or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Required Vote

If a quorum is present at the Meeting, the approval of each of Proposals 1 and 3A to 3F for a Fund (as applicable) requires the affirmative vote of a “majority of the outstanding voting securities” of that Fund, which means the affirmative vote of the lesser of: (1) more than 50% of the Outstanding Shares of that Fund, or (2) 67% or more of the shares of that Fund present at the Meeting (in person or represented by proxy), if the holders of more than 50% of the Outstanding Shares of that Fund are present at the Meeting. The approval of each nominee proposed in Proposal 2 requires a plurality of all Outstanding Shares of the Trust voting, meaning that to be elected, a nominee must be one of the four nominees receiving the most “FOR” votes because the four nominees receiving the most “FOR” votes (even if less than a majority of the votes cast) will be elected. All Outstanding Shares of each Fund will vote in the aggregate as one class, and not by class of shares, on each Proposal, as applicable, with each Fund voting separately on Proposals 1 and 3A to 3F, and the Funds voting together on Proposal 2. Each Proposal will be voted on separately. The approval of Proposal 3A for each Fund and 3B to 3F for the Small-Cap Equity Fund is contingent upon the approval of Proposal 1 for that Fund. The approval of Proposals 1 and 2 for a Fund is not contingent upon the approval of any other Proposal for that Fund.

With regard to Proposals 1 and 3A to 3F, votes may be cast IN FAVOR OF or AGAINST each Proposal, or a shareholder may ABSTAIN from voting. With regard to Proposal 2, votes may be cast FOR one or all of the nominees, or the authority to vote may be WITHHELD with respect to any of the nominees.

In determining whether shareholders have approved a Proposal, broker non-votes, votes that are withheld, and abstentions will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Accordingly, broker non-votes and abstentions effectively will be votes “AGAINST” Proposals 1 and 3A to 3F because each such Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of a Fund. Abstentions, votes that are withheld, and broker non-votes will be deemed not to be votes cast at the Meeting and thus will have no effect on Proposal 2; each nominee will be elected by a plurality of the votes cast at the Meeting.

Beneficial Owners

Exhibit B to this Proxy Statement lists the persons that, to the knowledge of the Funds, owned beneficially 5% or more of the Outstanding Shares of each Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of any Fund’s voting securities is presumed to “control” (as defined in the 1940 Act) such Fund. The Trustees and officers of the Trust, in the aggregate, owned less than 1% of each Fund’s Outstanding Shares as of the Record Date. The Board is not aware of any arrangements, the operation of which at a subsequent date may result in a change in control of any Fund.

Adjournments

It is possible that a Fund may propose to its Shareholders of Record one or more adjournment(s) or postponement(s) of the Meeting. For example, if a quorum is not present or sufficient votes to approve one or more of the Proposals for a Fund are not received by the date of the Meeting, the Meeting may be adjourned or postponed with respect to such Fund to permit further solicitation of proxies. The chairman of the Meeting may adjourn or postpone the Meeting. The question of adjournments may also be (but is not required to be) submitted to vote of the Shareholders of Record, and in that case, any adjournment with respect to one or more matters must be approved by the vote of a majority of the votes cast in person or by proxy at the Meeting with respect to the matter or matters adjourned, whether or not a quorum is present with respect to such matter or matters, and if approved, such adjournment shall take place without the necessity of further notice. Any shares present and entitled to vote at the Meeting may, at the discretion of the proxies named therein, be voted in favor of such an adjournment.

PROPOSAL 1

APPROVAL OF NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT WITH THE ADVISER

GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

U.S. LARGE-CAP CORE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

At the Meeting, you will be asked to approve a new investment advisory and administration agreement to enable SSGA FM to replace GEAM as investment adviser and administrator to the Funds. A general description of the New Investment Advisory and Administration Agreement and a comparison of the agreement with the existing arrangements are included below. While the New Investment Advisory and Administration Agreement will be voted on a Fund by Fund basis, this Proposal 1 contemplates the execution of a single agreement to which each Fund separately will become a party, if approved by shareholders. The New Investment Advisory and Administration Agreement to which each Fund would become a party is attached hereto as Exhibit C.

A shareholder vote is being sought because the Transaction involves the assignment by GEAM and certain of its subsidiaries to SSC of GEAM’s investment advisory and administration agreements with the Funds. The laws governing U.S. mutual funds require that every investment advisory agreement with a mutual fund provide for its automatic termination in the event of an “assignment” (as defined in the 1940 Act). Thus, in order to ensure that the Funds continue to receive investment advisory services, the Board is seeking approval from the Funds’ shareholders of the New Investment Advisory and Administration Agreement.

The Transaction does not affect the amount of shares you own or the total management fees charged to the Funds. The Adviser will serve as the Funds’ investment adviser and administrator on terms that are substantially similar to the Funds’ existing arrangements. In addition, it is intended that the same portfolio managers will continue to manage the Funds in accordance with the same investment objectives and policies. The Board’s rationale for approving the New Investment Advisory and Administration Agreement is discussed in greater detail below under “Matters Considered by the Board.”

Background on the Transaction

On March 29, 2016, GE entered into an asset purchase agreement with SSC for the sale of the asset management and advisory services business conducted by GEAM and certain of its subsidiaries. The Transaction aligns with GE’s plan to simplify its financial business platform, while providing GE with the ability to generate value from the strong investment management division it has built. At the same time, the Transaction would allow GEAM to combine its valuable capabilities and resources with a premier asset manager such as the Adviser, with the scale and distribution capabilities that would help the mutual fund platforms to grow.

The Transaction is expected to close in the third quarter of 2016 pending receipt of certain regulatory approvals and subject to satisfaction of other customary closing conditions. Pursuant to the Transaction, SSGA FM will acquire the rights, title and interest in certain assets, and assume certain liabilities, of GEAM.

Background on the Adviser

SSGA FM is a global leader in asset management that sophisticated institutions worldwide rely on for their investment needs. SSGA FM is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and is a wholly-owned subsidiary of SSC, a publicly traded financial holding company. SSGA FM was established in 2001.

SSGA FM’s investment advisory clients consist primarily of U.S. investment companies registered under the 1940 Act and certain pooled investment vehicles exempt from registration under the 1940 Act, for which SSGA FM is either the named investment adviser or sub-adviser. SSGA FM works with its clients to provide customized solutions to their investment management needs, which may include customized indices, model portfolios, and screened portfolios.

SSGA FM provides asset allocation models on a non-discretionary basis and related investment advice to investment advisers and other financial institutions that use such information provided by SSGA FM for use in or with various financial products offered to their clients. As of December 31, 2015, SSGA FM had $384,947,572,235 in regulatory assets under management on a discretionary basis in 258 advisory accounts.

A table detailing the name, address and principal occupation of the principal executive officers and each director of the Adviser can be found in Exhibit D.

Background on the Existing GEAM Agreements

GEAM is the investment adviser and administrator of each Fund. GEAM is a wholly owned subsidiary of GE and a registered investment adviser. As of December 31, 2015, GEAM had approximately $110 billion of assets under management, of which approximately $20 billion was invested in mutual funds.

The Board recently approved the Existing GEAM Agreements in accordance with its annual review process, at a regularly scheduled Board meeting on December 18, 2015.

Historical Fees

Each Fund pays GEAM a combined fee for investment advisory and administrative services that is accrued daily and paid monthly. The advisory and administration fee (each, a “Management Fee”) for each Fund, except the S&P 500 Index Fund, declines incrementally as Fund assets increase. This means that investors pay a reduced fee with respect to Fund assets over a certain level, or “breakpoint.” In addition to the Management Fee, each bears the expenses described in the “Compensation” section below. The Management Fee for each Fund, except the S&P 500 Index Fund, fluctuates based upon the average daily net assets of the Fund. The Management Fee for each Fund, and the relevant breakpoints, are stated in the schedule below (fees are expressed as an annual rate up to the maximum annual fee for investment management services).

Under a separate sub-administration agreement, GEAM has delegated certain administrative functions to State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111 (“State Street Bank”). Under the sub-administration agreement, State Street Bank performs certain back office services to support GEAM including, among other things, furnishing financial and performance information about the Funds for inclusion in regulatory filings and Board and shareholder reports; preparing regulatory filings, Board materials and tax returns; performing expense and budgeting functions; performing tax compliance testing; and maintaining books and records. Upon the closing of the Transaction, the Adviser expects to continue the sub-administration arrangements for each Fund with State Street Bank on substantially similar terms as those currently existing. State Street Bank also serves as custodian to the Funds under a separate custody agreement. The amounts paid by the Funds for the sub-administration services and custody services provided by State Street Bank for the fiscal year ended September 30, 2015 were as follows:

Name of Fund	Sub-Administration Fees	Custody Fees
U.S. Equity Fund	$29,446	$55,585
U.S. Large-Cap Core Equity Fund	$3,539	$38,990
Small-Cap Equity Fund	$54,610	$152,796
Premier Fund	$15,790	$41,249
S&P 500 Index Fund	$1,261	$59,835

Name of Fund	Sub-Administration Fees	Custody Fees
International Fund	$63,364	$332,189
Income Fund	$12,675	$174,847
Strategic Investment Fund	$34,122	$369,313

For the Funds that have retained sub-advisers to manage all or a portion of the Fund’s assets, GEAM pays each existing sub-adviser an investment sub-advisory fee pursuant to a sub-advisory agreement (an “Existing Sub-Advisory Agreement”) with each such sub-adviser. The investment sub-advisory fee is paid by GEAM monthly and is based upon the value of the average daily net assets of the Fund’s assets that are allocated to and managed by the existing sub-adviser.

Each Fund pays GEAM a Management Fee. The fee is accrued daily and paid monthly at the following rates:

Name of Fund	Average Daily Net Assets of Fund	Annual Rate Percentage
U.S. Equity Fund	First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%
Small-Cap Equity Fund	First $250 million Next $250 million Over $500 million	0.95 0.90 0.85	% % %
S&P 500 Index Fund	All Assets	0.15%
International Equity Fund	First $25 million Next $50 million Over $75 million	0.75 0.65 0.55	% % %
Income Fund	First $25 million Next $25 million Next $50 million Over $100 million	0.35 0.30 0.25 0.20	% % % %
Strategic Investment Fund	First $25 million Next $25 million Over $50 million	0.45 0.40 0.35	% % %

For the fiscal year ended September 30, 2015, the Funds paid GEAM the following Management Fees as a percentage of average net assets:

Name of Fund	Management Fee Paid
U.S. Equity Fund	0.36%
U.S. Large-Cap Core Equity Fund	0.43%
Premier Growth Equity Fund	0.37%
Small-Cap Equity Fund	0.88%
S&P 500 Index Fund	0.15%
International Equity Fund	0.56%
Income Fund	0.23%
Strategic Investment Fund	0.35%

From time to time, GEAM may waive or reimburse the Management Fee paid by a Fund.

Portfolio Management Teams

Each Fund is managed by either an individual portfolio manager who is primarily responsible for the day-to-day management of the Fund, or a team of portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund. The portfolio managers of the Funds generally have final authority over all aspects of their portions of a Fund’s investment portfolio, including security purchase and sale decisions, portfolio construction techniques and portfolio risk assessment.

About the Sub-Advisers

GEAM has retained each of the Small-Cap Equity Fund Sub-Advisers and SSGA FM to conduct the investment programs for the Small-Cap Equity Fund and the S&P 500 Index Fund, respectively. GEAM is responsible for, among other things, allocating the Funds’ assets to the existing sub-advisers and for managing the Funds’ cash position.

For the fiscal year ended September 30, 2015, GEAM paid in the aggregate sub-advisory fees of $7,972,296 to the Small-Cap Equity Fund Sub-Advisers and $16,048 to SSGA FM with respect to the S&P 500 Index Fund.

Additional information about the Funds’ existing sub-advisers, including the name, address and principal occupation of the principal executive officers and each director, as well as fees charged by the existing sub-advisers to similar mutual funds can be found in Exhibits F to J.

Material Terms of the New Investment Advisory and Administration Agreement

The following discussion is a description of the material terms of the New Investment Advisory and Administration Agreement. This description is intended only as a summary. Shareholders should refer to the New Investment Advisory and Administration Agreement, which is attached as Exhibit C to this Proxy Statement.

Investment Management Services. Under the New Investment Advisory and Administration Agreement, subject to the oversight and supervision of the Board, the Adviser agrees to provide, with respect to each Fund, a continuous investment program for the Fund’s assets, including investment research and management. The Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund. The Adviser will place purchase and sale orders for the Fund’s investments. The Adviser will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under the agreement. The Adviser will keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information and reports that the Board reasonably requests as appropriate for this purpose. The Adviser will also carry out certain supervisory services with respect to any sub-advisers appointed to the Fund.

Administrative Services. Subject to the oversight, supervision and direction of the Board, the Adviser agrees to serve as administrator to each Fund and, in this capacity, will: (i) insure the maintenance of the books and records of the Funds (including those required to be maintained or preserved by Rules 31a-1 and 31a-2 under the 1940 Act); (ii) prepare reports to shareholders of the Funds, (iii) prepare and file tax returns for the Funds; (iv) assist with the preparation and filing of reports and the Registration Statement with the SEC; (v) provide appropriate officers for the Trust, including a Secretary or Assistant Secretary; (vi) provide administrative support necessary for the Board to conduct meetings; and (vii) supervise and coordinate the activities of other service providers to the Trust, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents.

Compensation . Pursuant to the New Investment Advisory and Administration Agreement, each Fund will pay the same Management Fee rate as charged under the Existing GEAM Agreements. The Trust will pay the Adviser, with respect to each Fund, on the first business day of each month a Management Fee calculated as a percentage of the value of the average daily net assets of the Fund during the previous month (as computed in accordance with the description of the determination of the net asset value in the currently effective prospectus for the Fund at the time of the computation) at the following annual rates:

Fund	Current Management Fee (payable to GEAM and any sub-advisers)			New Management Fee (payable to the Adviser and any sub-advisers)
U.S. Equity Fund	First $25 million	0.55%		First $25 million	0.55%
U.S. Large-Cap Core Equity Fund	Next $25 million	0.45%		Next $25 million	0.45%
Premier Growth Equity Fund	Over $50 million	0.35%		Over $50 million	0.35%
S&P 500 Index Fund	All assets	0.15%		All assets	0.15%
International Equity Fund	First $25 million Next $50 million Over $75 million	0.75 0.65 0.55	% % %	First $25 million Next $50 million Over $75 million	0.75 0.65 0.55	% % %
Income Fund	First $25 million Next $25 million Next $50 million Over $100 million	0.35 0.30 0.25 0.20	% % % %	First $25 million Next $25 million Next $50 million Over $100 million	0.35 0.30 0.25 0.20	% % % %
Strategic Investment Fund	First $25 million Next $25 million Over $50 million	0.45 0.40 0.35	% % %	First $25 million Next $25 million Over $50 million	0.45 0.40 0.35	% % %
Small-Cap Equity Fund	First $250 million Next $250 million Over $500 million	0.95 0.90 0.85	% % %	First $250 million Next $250 million Over $500 million	0.95 0.90 0.85	% % %

Expenses. Each Fund will bear the following expenses: advisory and administration fees as described in the “Compensation” section above; shareholder servicing and distribution fees under the terms of the shareholder servicing and distribution plan adopted by the Trust with respect to the Fund pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act; brokerage fees and commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; fees and travel expenses of members of the Board or members of any advisory board or committee who are not affiliated with the Fund’s investment adviser, or any of its affiliates; and expenses that are not normal operating expenses of the Fund (such as extraordinary expenses, interest and taxes).

Limitation of Liability. The Adviser will exercise its best judgment in rendering its services, except that it will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the New Investment Advisory and Administration Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties under the New Investment Advisory and Administration Agreement or from the Adviser’s reckless disregard of its obligations and duties under the New Investment Advisory and Administration Agreement.

Assignment. The New Investment Advisory and Administration Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act) by either party.

Term and Termination. The New Investment Advisory and Administration Agreement will continue, with respect to each Fund, for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on the approval. The New Investment Advisory and Administration Agreement is terminable without penalty, by each Fund on not more than 60 nor less than 30 days’ written notice to the Adviser, by vote of holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or by the Adviser on not more than 60 nor less than 30 days’ notice to the Trust.

Services to Other Clients. The New Investment Advisory and Administration Agreement provides that the Adviser may act as investment manager or adviser to various fiduciary or other managed accounts. Persons employed by the Adviser to assist in the performance of its duties under the New Investment Advisory and Administration Agreement will not devote their full time to that service, and nothing contained in the New Investment Advisory and Administration Agreement will be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Differences between the Existing GEAM Agreements and the New Investment Advisory and Administration Agreement

Notwithstanding references to the New Investment Advisory and Administration Agreement as “new,” the New Investment Advisory and Administration Agreement is substantially similar to the Existing GEAM Agreements. The New Investment Advisory and Administration Agreement does not change substantially the existing terms as to: advisory services, fee rates, dealing with securities brokers and dealers on behalf of the Fund, limitation of liability, term, and continuance and termination.

Below is a description of the material differences in terms between the Existing GEAM Agreements and the New Investment Advisory and Administration Agreement. The following descriptions are intended only as summaries. Shareholders should refer to the New Investment Advisory and Administration Agreement set out in Exhibit C.

Change of Adviser and Administrator. GEAM will no longer serve as investment adviser and administrator to the Funds as of the closing date of the Transaction. Instead, as of such closing date, SSGA FM will serve as investment adviser and administrator to each Fund under the New Investment Advisory and Administration Agreement, if such agreement is approved by the Fund’s shareholders.

Adviser’s Duties with Respect to Sub-Advised Funds. The New Investment Advisory and Administration Agreement clarifies the Adviser’s responsibility with respect to the selection and oversight of sub-advisers. As is currently the case for GEAM, the Adviser will be responsible for identifying and recommending to the Board sub-advisers to manage some or all of the assets of a Fund; appointment of a sub-adviser is, of course, subject to the approval of the Board and the Independent Trustees. The Adviser is then responsible for overseeing generally the performance of the sub-advisers, and reporting to the Board regarding that performance. The New Investment Advisory and Administration Agreement makes clear the circumstances under which the Adviser will not be liable for any investment decision or any other act or omission on the part of a sub-adviser, including any failure by a sub-adviser to comply with any policies, procedures, guidelines, or objectives of a Fund.

Brokerage and Execution. The New Investment Advisory and Administration Agreement retains the approach of the Existing GEAM Agreements to brokerage and execution, requiring the Adviser to seek the best overall terms available in selecting brokers to execute transactions for the Funds. Section 28(e) under the Exchange Act, provides a “safe harbor” to investment advisers who make use of soft-dollar arrangements to obtain brokerage and research services through the transactions they place for client accounts. The Existing GEAM Agreements appear to have been drafted to take advantage of that safe harbor. The New Investment Advisory and Administration Agreement builds on the language in the Existing GEAM Agreements, but expands such language to state expressly the standard set out in Section 28(e):

“SSGA FM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to SSGA FM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if SSGA FM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or SSGA FM’s overall responsibilities with respect to the Fund and other clients of SSGA FM as to which SSGA FM exercises investment discretion.”

This clarifying language is not intended to reflect any change in the approach to the use of soft dollars in connection with the Funds’ brokerage transactions.

Choice of law and forum provisions. The New Investment Advisory and Administration Agreement contains provisions clarifying that there are no third-party beneficiaries to the agreement in order to increase the likelihood that only the Funds and their Board will be permitted to bring legal actions under the agreement. The choice of law and exclusive forum provisions are intended to provide greater certainty as to the likely interpretation of the New Investment Advisory and Administration Agreement, by specifying the law that governs the agreement and the courts that will hear any cases under the agreement.

Matters Considered by the Board

At a meeting of the Board of Trustees held on April 19-20, 2016 (the “Board Meeting”), the Trustees, including a majority of the Independent Trustees, who were present at the Board Meeting considered and unanimously approved the New Investment Advisory and Administration Agreement with the Adviser on behalf of each Fund. In considering whether to approve the New Investment Advisory and Administration Agreement, the Trustees considered and discussed a substantial amount of information and analysis provided, at the Board’s request, by the Adviser and GEAM.

Before approving the New Investment Advisory and Administration Agreement on behalf of each Fund, the Board reviewed the information provided with management of the Adviser and GEAM. The Board also reviewed a memorandum prepared by independent legal counsel discussing the legal standards for the consideration of the proposed New Investment Advisory and Administration Agreement, as well as other memoranda and information relevant to the legal standards and related considerations for a transaction such as the one between the Adviser and GEAM. The Independent Trustees discussed the New Investment Advisory and Administration Agreement in detail during private sessions in advance of, and at, the Board Meeting with their independent legal counsel at which no representatives of the Adviser or GEAM were present. The Independent Trustees and their independent legal counsel requested, and received and considered, additional information from the Adviser and GEAM prior to the Board Meeting.

Prior to and at the Board Meeting, representatives of GEAM and the Adviser explained and discussed with the Board the specific terms of the Transaction and responded to questions raised by the Board. The Trustees posed questions to these representatives and engaged in significant discussions. In addition, in response to their detailed requests, the Board received from the Adviser written responses to its inquiries, which included substantial exhibits and other materials related to the Adviser’s business and the services it proposes to provide to each Fund. The Trustees took into account their multi-year experience as Trustees and particularly their consideration of the Existing GEAM Agreements in recent years.

The Board also received materials relating to the organizational structure and business of the Adviser, including materials describing changes expected as a result of the Transaction. Various information relating to the terms of the Transaction, including the goals, interests and timetable of the Adviser, was discussed as well. The Adviser also advised that no change in investment processes is anticipated as a result of the Transaction as all of the personnel of GEAM responsible for the daily management and operations of the Funds, including current officers of the Funds, were expected to become employees of SSGA FM or its affiliates and continue to serve in the same capacities upon the closing of the Transaction.

In approving the New Investment Advisory and Administration Agreement with the Adviser, the Trustees considered those factors it deemed relevant, including the factors discussed below. In its deliberations, the Board did not identify any single factor that was dispositive and each Trustee may have attributed different weights to the various factors. The Trustees evaluated the information provided to them by GEAM and the Adviser, as well as the presentations and discussions that occurred at the Board Meeting, for each Fund on a Fund-by-Fund basis, and their determinations were made separately in respect of each Fund.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the New Investment Advisory and Administration Agreement with the Adviser on behalf of each Fund are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Trustees reviewed the services expected to be provided to the Funds by the Adviser. The Board considered the Adviser’s favorable attributes, including its substantial experience managing mutual funds, investment philosophy and discipline, experienced investment and trading personnel, systems and other resources, and favorable history and reputation. The Board also reviewed the extensive information provided by the Adviser related to its business, legal and regulatory affairs. This review considered the resources available to the Adviser to provide the services specified under the New Investment Advisory and Administration Agreement, including the supervision of the existing sub-advisers to the Small-Cap Equity Fund. Additionally, the Board considered that it is anticipated that substantially all of the portfolio managers currently managing the Funds will be joining the Adviser as part of the Transaction.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the services expected to be provided by the Adviser would be satisfactory, particularly given that the same individuals who currently provide portfolio management services to the Funds as employees of GEAM are expected to continue providing such services as employees of the Adviser, benefiting the Funds by providing continuity of service following the Transaction.

Investment Performance of GEAM and the Adviser.

The Trustees considered the investment performance of GEAM and the Adviser for various periods focusing on GEAM’s and the Adviser’s investment performance with respect to registered investment companies and other accounts that have investment objectives and strategies similar to that of the Funds. The Board also engaged in detailed discussions with GEAM and the Adviser about their investment processes, focusing on the number and experience of portfolio management and supporting research personnel and GEAM’s and the Adviser’s investment style and approach employed. The Board noted that the Funds’ historical performance under the Existing GEAM Agreements was relevant as the personnel providing portfolio management services would continue to provide those services under the New Investment Advisory and Administration Agreement.

Taking these factors into consideration, the Board, including the Independent Trustees, concluded that each Fund’s performance was acceptable.

Cost of the Services to be Provided And Profits to be Realized From The Relationship with the Funds.

The Trustees considered the proposed Management Fees that would be paid to the Adviser by the Funds, as well as the fees proposed to be paid to each of the sub-advisers by the Adviser, which will reduce the net Management Fees retained by the Adviser. Representatives of the Adviser stated that the Adviser was not able to estimate profitability in a meaningful way but expected to discuss any changes in the level of profitability with the Board during the contract renewal process. The Trustees considered the renewal requirements for advisory agreements and their ability to review the Management Fees annually after the initial term of the New Investment Advisory and Administration Agreement.

Information also was presented regarding the financial condition of the Adviser for various past periods. The Trustees also considered the Adviser’s statements concerning its significant investment in supporting registered investment companies.

The Extent to Which Economies of Scale Would Be Realized as the Funds Grow and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees considered the extent to which economies of scale would be realized as the Funds grow, and whether the proposed fee levels reflect these economies of scale for the benefit of Fund investors. The Trustees noted that the Adviser expects its distribution plans and capabilities to provide an opportunity for the Funds to experience additional growth. The Board considered that there might be some opportunities for reductions in certain fixed operating expenses that might be enjoyed by the Funds depending on the extent to which their assets increase and determined that, to the extent in the future it were determined that material economies of scale had not been shared with the Funds, the Board would seek to have those economies of scale shared with the Funds.

Comparison of Services to be Rendered and Fees to be Paid.

The Board discussed the services expected to be provided to the Funds by the Adviser, and the proposed Management Fees to be charged to the Funds for those services. The Trustees reviewed information regarding the fee and expense ratio for each Fund and comparative information with respect to similar products. They discussed that most of the Funds’ fees and expenses generally should remain within applicable peer group ranges and, therefore, the Funds generally would be charged a competitive rate in comparison to their peers. The Trustees also considered Funds’ comparatively lower historical fee structure overall relative to advisers of other comparable industry peer group funds and noted that the Funds have generally benefitted from not having a high management fee rate for most of the Funds since their inception, and that the Management Fee is not proposed to change.

In light of the foregoing, the Board, including the Independent Trustees, determined that the proposed Management Fees, considered in relation to the services to be provided to the Funds, supported the Board’s approval of the New Investment Advisory and Administration Agreement.

Fall-Out Benefits.

The Board considered actual and potential financial benefits that the Adviser could derive from its relationship with the Funds, including the custody, fund accounting and sub-administration services being provided to the Funds by affiliates of the Adviser. The Board noted, however, that the affiliates of the Adviser had already been providing such services to the Funds pursuant to various services agreements that had been negotiated at arm’s-length prior to the Transaction, and that the Adviser would not derive any additional benefits from such services following the close of the Transaction.

Conclusion.

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Trustees, including the Independent Trustees, concluded that the approval of the New Investment Advisory and Administration Agreement with the Adviser was in the best interests of the Funds.

Interim Advisory and Administration Agreements

The Board has approved interim advisory and administration agreements (the “Interim Advisory Agreements”) with the Adviser on substantially similar terms as the Existing GEAM Agreements in the event that the Transaction closes and shareholders of a particular Fund have not yet approved a New Investment Advisory and Administration Agreement for such Fund. Rule 15a-4 under the 1940 Act permits a person to act as an investment adviser to a registered investment company under an interim advisory agreement that has not been approved by the company’s shareholders for a period of 150 days following the date on which the previous agreement terminated, subject to the requirements set forth in the rule. The requirements of Rule 15a-4 differ depending on the particular event that triggered the termination of the previous advisory agreement. In the current Transaction, where the Adviser and GEAM (or a controlling person thereof) directly or indirectly receives money or other benefit (i.e., the purchase price) in connection with the termination of the Existing GEAM Agreements, the Interim Advisory Agreement for each Fund must satisfy the following criteria, among others: (i) the compensation under the Interim Advisory Agreement may be no greater than GEAM’s compensation; (ii) the Board, including a majority of the Independent Trustees of the Fund, has voted in person to approve the Interim Advisory Agreement and determines that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Existing GEAM Agreement; (iii) the Board or a majority of the Fund’s shareholders may terminate the Interim Advisory Agreement at any time on not more than 10 days’ notice; (iv) the Interim Advisory Agreement contains substantially similar terms and conditions as the Existing GEAM Agreements; and (v) amounts paid under the Interim Advisory Agreement must be held in escrow until the shareholders have voted on the New Investment Advisory and Administration Agreement and be paid out in accordance with Rule 15a-4.

If the New Investment Advisory and Administration Agreement for a Fund is not approved within 150 days of the date on which the Transaction closes, the Board, in consultation with the Adviser, will consider what further action to take consistent with its fiduciary duties to that Fund. The Board will take such action as it deems to be in the best interests of that Fund and its shareholders, which could include liquidation of the Fund and distribution of the Fund assets in cash, in kind or in a combination thereof. In the event the Transaction is not consummated, GEAM will continue to serve as investment adviser to the Funds pursuant to the terms of the Existing GEAM Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive an amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the sale, at least 75% of the members of the investment company’s board cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Trustees have not been advised by the Adviser or GEAM of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund as defined in Section 15(f) of the 1940 Act. Moreover, SSC and its affiliates have agreed that for two years after the consummation of the Transaction, they will refrain, and will cause the Adviser to refrain, from imposing, or agreeing to impose, any unfair burden on any Fund. SSC and its affiliates have agreed not to propose at this Meeting any increase in the Management Fees paid by a Fund to the Adviser. Additionally, SSC and its affiliates have agreed that for at least three years following the consummation of the Transaction, at least 75% of the members of the Board will not be “interested persons” (as defined in the 1940 Act) of GEAM or SSGA FM. Mr. Simpson currently serves on the Board but is not being nominated for election under Proposal 2 below. If Proposal 2 is approved and the Transaction closes, Mr. Simpson will resign from service on the Board effective upon such closing. Ms. La Porta and Mr. Simpson are interested persons of the Funds by virtue of the fact that they are employees of GEAM.

Based on their evaluation of the materials presented, the Trustees who attended the Board Meeting, including the Independent Trustees, unanimously concluded that the terms of the New Investment Advisory and Administration Agreement are reasonable, fair and in the best interests of the Funds. The Trustees believe that the New Investment Advisory and Administration Agreement will enable each Fund to continue to enjoy the high quality investment management services it has received in the past, at fee rates identical to the present rates. The Trustees unanimously voted to approve and to recommend to the shareholders of each Fund that they approve the New Investment Advisory and Administration Agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF

EACH FUND VOTE “FOR” THE APPROVAL OF PROPOSAL 1.

PROPOSAL 2

ELECTION OF TRUSTEES

GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

U.S. LARGE-CAP CORE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

At the meeting, you will be asked to approve the election of Trustees to the Board. The Board has nominated the individuals listed below for election as Trustees, each to hold office until resignation or removal. Under the proposal, shareholders are being asked to vote on these nominees. Pertinent information about each nominee is set forth below. Each of the nominees currently serves as a Trustee of the Trust.

Two of the nominees, Donna M. Rapaccioli and Jeanne M. La Porta, were appointed to serve as Trustees by action of the Board in 2012 and 2014, respectively. However, they have not yet been considered for service on the Board by the shareholders. Accordingly, the Board nominates Ms. Rapaccioli and Ms. La Porta for your consideration to serve as members of your Board. The Board also nominates John R. Costantino and R. Sheldon Johnson for your consideration to continue to serve as members of the Board. Mr. Costantino and Mr. Johnson have already been approved by the shareholders in 1997 and 2011, respectively. Each of Ms. Rapaccioli and Messrs. Costantino and Johnson serve as Independent Trustees. Ms. La Porta currently serves as an Interested Trustee as she is an “interested person” of the Funds as a result of her role with GEAM.

The safe harbor of Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive an amount or benefit in connection with a sale of securities or other interest in the investment adviser, provided that certain conditions are satisfied. Among other conditions, the safe harbor requires that at least 75% of the members of the investment company’s board cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor during the three-year period after the sale (“Independent Trustees”). At the closing of the Transaction, it is proposed that Mr. Costantino, Mr. Johnson and Ms. Rapaccioli will continue to serve as Independent Trustees of the Funds, and Ms. La Porta will serve as an Interested Trustee of the Funds as a result of her anticipated role with the Adviser.

The Governance Committee of the Trust reviewed the qualifications, experience and background of each nominee. Based upon this review, the Governance Committee determined that nominating Ms. Rapaccioli, Ms. La Porta, Mr. Costantino and Mr. Johnson would be in the best interests of the shareholders of each Fund. The Board believes that these nominees are well suited for service on that Board due to their knowledge of the financial services sector, and their substantial experience in serving as directors or trustees, officers or advisers of public companies and business organizations, including other investment companies.

The Board received the recommendations of the Governance Committee. After discussion and consideration of, among other things, the backgrounds of the nominees, the Board voted to nominate Ms. Rapaccioli, Ms. La Porta, Mr. Costantino and Mr. Johnson for election as Trustees.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote in favor of the election of each nominee named in this Proxy Statement. Each nominee has consented to be named in this Proxy Statement and to serve as Trustee if elected. The Board has no reason to believe that any nominee will become unavailable for election as a Trustee, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend.

None of the Trustees is related to any other. The following tables set forth certain information regarding each existing Trustee and all nominees. Unless otherwise noted, each Trustee has engaged in the principal occupation listed in the following table for five years or more. The business address of each listed person is 1600 Summer Street, Stamford, Connecticut 06905.

Information Regarding Nominees for Election and Existing Trustees

Name, (Year of Birth), and Address(1)	Position with each Fund and Length of Time Served(2)	Principal Occupation(s)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Fund Trustees
John R. Costantino (1946)	Chairman of the Board, 19 years	General Partner, NGN Capital LLC since 2006; and Managing Director, Vice President of Walden Capital Management since 1996.	16	Director of GE Investments Funds, Inc. since 1997; Trustee of Neuroscience Research Institute since 1986; Trustee of Fordham University from 1989 to 1995 and 2001 to 2007 and Trustee Emeritus since 2007; Trustee of GE Funds from 1993 to February 2011; Director of Artes Medical from 2006 to 2008; and Trustee of Gregorian University Foundation from 1992 to 2007.

R. Sheldon Johnson (1946)	Trustee, 5 years	Retired, 2006 to present; Head of Global Institutional Equity Sales and Marketing at Morgan Stanley & Co., Inc. from 2002 to 2006; and Managing Director at Morgan Stanley & Co., Inc. from 1988 to 2006.	16	Director of GE Investments Funds, Inc. since April 2011 and Trustee of St. Lawrence University since 2003.

Donna M. Rapaccioli (1962)	Trustee, 4 years	Dean of the Gabelli School of Business since 2007 and Accounting Professor since 1987 at Fordham University.	16	Director of GE Investments Funds, Inc. since January 2012 and Trustee of Emmanuel College since 2010.

Name, (Year of Birth), and Address(1)	Position with each Fund and Length of Time Served(2)	Principal Occupation(s)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Fund Trustee who is an “Interested Person”
Jeanne M. La Porta* (1965)	Trustee and President, 2 years	Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.	24	Director and President of GE Investments Funds, Inc. since 2014; Trustee of Elfun Funds, GE Retirement Savings Plan Funds since 2014 and Director of GE Investment Distributors, Inc. since June 2011.

Name, (Year of Birth), and Address(1)	Position with each Fund and Length of Time Served(2)	Principal Occupation(s)	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Matthew J. Simpson(3)* (1961)	Trustee and Executive Vice President, 8 years	Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds and GE Retirement Savings Plan Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.	24	Director and Executive Vice President of GE Investments Funds, Inc. since July 2007; Trustee of Elfun Funds, GE Retirement Savings Plan Funds and General Electric Pension Trust since July 2007; Director of GEAM since July 2007; Trustee and Executive Vice President of GE Funds from July 2007 to February 2011; and Director of GE Investment Distributors, Inc. since June 2011.

(1)	The business address of each listed person is 1600 Summer Street, Stamford, Connecticut 06905.
(2)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(3)	Mr. Simpson currently serves on the Board but is not being nominated for election under this Proposal 2. If Proposal 2 is approved and the Transaction closes, Mr. Simpson will resign from service on the Board effective upon such closing.
*	Indicates a Trustee who is an “interested person” of the Funds within the meaning of the 1940 Act. Ms. La Porta and Mr. Simpson are interested persons of the Funds by virtue of the fact that they are employees of GEAM.

Board’s Oversight Role in Management

The Board is responsible for managing the business and affairs of the Trust. Among other things, the Board generally oversees the portfolio management of each Fund and the activities of service providers and officers of the Trust. The Board also reviews and approves each Fund’s advisory and sub-advisory contracts and other principal contracts.

As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily GEAM and its affiliates, have responsibility for the day-to-day management of the Funds, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of its oversight, the Board, acting at its scheduled meetings, or the Chairman of the Board, acting between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including GEAM’s Chief Investment Officers (or their senior representatives), the Trust’s and GEAM’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all of the Independent Trustees) meets during its scheduled meetings, and between meetings the Chair of the Audit Committee maintains contact with the Trust’s Treasurer. The Board also receives periodic presentations from senior personnel of GEAM or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, anti-money laundering, personal trading, valuation, credit, and investment research. GEAM and other service providers to the Trust have adopted a variety of policies, procedures and controls designed to address among other things particular risks to the Trust. Different processes, procedures and controls are employed with respect to different types of risk. The Board also receives reports from counsel to the Trust or counsel to GEAM and the Board’s own independent legal counsel regarding regulatory compliance and governance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities, or make the Board obligated to perform those activities directly.

Board Composition and Leadership Structure

Currently, a majority of the Trustees are Independent Trustees. The Chairman of the Board is a non-executive Independent Trustee.

The Board met eight times during the Funds’ fiscal year ended September 30, 2015, including five regular meetings and three special meetings. Each Trustee attended at least 75% of the total number of meetings of the Board and of any committee of which he or she was a member during that fiscal year of each Fund.

The Board has established two standing committees to oversee particular aspects of the management of each Fund. The standing committees of the Board are described below.

Governance Committee. The Governance Committee selects and nominates person(s) for election or appointment as Trustees, including both Independent Trustees and Interested Trustees, reviews the compensation payable to the Independent Trustees and makes recommendations to the Board with respect thereto, reviews and evaluates the functioning of the Board and the various committees of the Board, selects independent legal counsel to the Independent Trustees, and consults with such independent legal counsel so that it may be apprised of regulatory developments affecting governance issues. The Governance Committee is also responsible for reviewing any nominees recommended to the Board by shareholders and evaluates such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Because the Trust does not hold regular annual shareholder meetings, no formal procedures have been established with respect to shareholder submission of Trustee candidates for consideration by the Governance Committee. The Governance Committee did not meet during the fiscal year ended September 30, 2015.

Audit Committee. The Audit Committee evaluates and selects the Trust’s independent auditors. The Audit Committee meets with the Trust’s independent auditors to review the scope and cost of the Trust’s audit and reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors, approves the provision of such services after considering the possible effect of such services on their independence. The Audit Committee evaluates and selects the Trust’s independent auditors. The Audit Committee meets with the Trust’s independent auditors to review the scope and cost of the Trust’s audit, reviews the audit report, addresses any issues with the independent auditors, and if there are significant services to be performed by the independent auditors, approves the provision of such services after considering the possible effect of such services on their independence. The Board has determined that

Mr. Costantino and Ms. Rapaccioli are “audit committee financial experts,” as defined in Item 407 of Regulation S-K under the Securities Act of 1933, as amended (the “1933 Act”). The Audit Committee met three times during the fiscal year ended September 30, 2015.

The Independent Trustees are members of the Trust’s Audit Committee and Governance Committee.

If the Transaction closes and each nominee under this Proposal 2 is approved by shareholders, then Mr. Simpson will resign from the Board and Ms. La Porta will remain the sole Interested Trustee on the Board. Mr. Costantino will remain Chairman of the Board. It is expected that the membership of the Audit Committee and Governance Committee will remain the same.

Information Regarding the Process for Nominating Trustee Candidates

Shareholder Communications. The Trust has not adopted any formal policy with respect to handling shareholder communications to the Board. GEAM, as a matter of practice, provides the Board or independent legal counsel to the Independent Trustees with copies of correspondence from shareholders of the Funds that is considered non-routine (that is, GEAM will share correspondence other than routine requests for transactions, address changes, and the like). Given the limited amount of non-routine correspondence, the Board has not adopted a more formal shareholder communications policy but may do so in the future. Shareholders of the Funds are welcome to write to the Board at the primary address for the Funds shown on this Proxy Statement and on the prospectus for the Funds.

Identifying Nominees. The Governance Committee considers candidates from various sources, including, but not limited to, candidates recommended by Trustees, shareholders, and officers of the Trust, GEAM, and service providers of the Fund. Although the Governance Committee does not have a formal policy with regard to consideration of diversity in identifying potential nominees, the Governance Committee may consider whether a potential nominee’s professional experience, education, skills, and other individual qualities and attributes, including gender, race, or national origin, would provide beneficial diversity of skills, experience, or perspective to the Board’s membership and collective attributes. Such considerations will vary based on the Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Trust has not paid a fee to third parties to assist in finding nominees.

Trustee Attendance at Special Meetings

As the Funds do not regularly hold special meetings of shareholders, the Board does not have a policy on Trustee attendance at such meetings.

Ownership of Securities

Set forth below is the dollar range of equity securities owned by each nominee as of December 31, 2015.

Name of Trustee	Dollar Range of Equity Securities Owned in each Fund*	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
John R. Costantino	$0	$0
R. Sheldon Johnson	$0	$0
Donna M. Rapaccioli	$0	$0
Trustees who are “Interested Persons”
Jeanne M. La Porta	$0	$0
Matthew J. Simpson	$0	$10,001-$50,000

Independent Trustees’ Ownership of Securities

As of March 31, 2016 no Independent Trustee (or his/her immediate family members) owned securities of GEAM or the Adviser or securities in an entity controlling, controlled by or under common control with GEAM or the Adviser (not including registered investment companies).

Officers of the Trust

The following table sets forth certain information regarding the officers of the Trust. Except as otherwise noted, each individual has held the positions shown in the table below for at least the last five years. The business address of each listed person is 1600 Summer Street, Stamford, Connecticut 06905. Officers of the Trust are appointed by the Trustees and serve at the pleasure of the Board. The Trust’s current officers are expected to continue to serve in their same positions after the closing of the Transaction.

Name, (Year of Birth), and Address(1)	Position and Length of Time Served(2)	Principal Occupation(s)(3)
Jeanne M. La Porta (1965)	President, 2 years	Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Plan Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) at GEAM from May 1997 to October 2007.

Arthur A. Jensen (1966)	Treasurer, 5 years	Treasurer of GE Investments Funds, Inc., Elfun Funds and GE Retirement Savings Plan Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010; and Vice President at JPMorgan from 2005 to 2008.

Joon Won Choe (1969)	Secretary, 5 years	Senior Vice President and Deputy General Counsel of GEAM since March 2011; Vice President and Secretary of GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Robert Herlihy (1968)	Chief Compliance Officer, 10 years	Chief Compliance Officer of GEAM, GE Investments Funds, Inc., Elfun Funds, and GE Retirement Savings Plan Funds since July 2005; Chief Compliance Officer of GE Funds from July 2005 to February 2011; and Manager of Fund Administration at GEAM from 2002 to 2005.

(1)	The business address of each listed person is 1600 Summer Street, Stamford, Connecticut 06905.
(2)	Pursuant to the By-Laws of the Funds, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.
(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Compensation of Trustees

The following table sets forth information concerning the compensation of the Trustees. The Trust does not have any pension or retirement plan for its Trustees. For the fiscal year ended September 30, 2015 the Trustees received the amounts set forth in the following table. Each officer and Trustee who is an officer or employee of GEAM or the Adviser or any entity controlling, controlled by or under common control with GEAM or the Adviser serves as a Trustee and/or officer without any compensation.

Fund Name	Matthew J. Simpson		Jeanne M. La Porta		John R. Costantino		R. Sheldon Johnson		Donna M. Rapaccioli
Strategic Investment Fund	None		None		$14,621		$13,646		$13,646
International Fund	None		None		$27,520		$25,685		$25,685
Premier Fund	None		None		$6,139		$5,730		$5,730
U.S. Large-Cap Core Equity Fund	None		None		$1,772		$1,654		$1,654
U.S. Equity Fund	None		None		$13,425		$12,530		$12,530
S&P 500 Index Fund	None		None		$612		$571		$571
Income Fund	None		None		$5,703		$5,323		$5,323
Small-Cap Equity Fund	None		None		$22,719		$21,204		$21,204

Total Compensation from Trust	None		None		$92,511		$86,343		$86,343

Total Compensation from all Investment Companies Managed by GEAM	None	+	None	+	$150,000	++	$140,000	++	$140,000	++

+	As of September 30, 2015, Mr. Simpson and Ms. La Porta served as Trustees or Directors of 24 registered investment company portfolios advised by GEAM. They are considered to be “interested persons” of each investment company advised by GEAM, as defined in Section 2(a)(19) of the 1940 Act, and, accordingly, serve as Trustees or Directors thereof without receiving compensation from the Funds.
++	As of September 30, 2015, Messrs. Costantino and Johnson and Ms. Rapaccioli served as Trustees or Directors of sixteen registered investment company portfolios advised by GEAM, including the Funds.

THE BOARD UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” EACH NOMINEE.

PROPOSAL 3A

APPROVAL OF MANAGER-OF-MANAGERS AUTHORITY FOR SSGA FM

GE INSTITUTIONAL FUNDS

U.S. EQUITY FUND

U.S. LARGE-CAP CORE EQUITY FUND

PREMIER GROWTH EQUITY FUND

SMALL-CAP EQUITY FUND

S&P 500 INDEX FUND

INTERNATIONAL EQUITY FUND

INCOME FUND

STRATEGIC INVESTMENT FUND

At the Meeting, you will be asked to approve granting manager-of-managers authority to SSGA FM.

Like GEAM, SSGA FM has been granted an exemptive order by the SEC under which SSGA FM may, subject to approval of the Board, enter into and materially amend sub-advisory agreements with unaffiliated sub-advisers for a fund it advises without obtaining shareholder approval in each case. This order is substantially similar to GEAM’s order. If the manager-of-managers authority is approved for SSGA FM, SSGA FM is expected to enter into sub-advisory agreements that will continue the sub-advisory arrangements with the Small-Cap Equity Fund Sub-Advisers and may in the future retain other sub-advisers with respect to that or other Funds. As described more fully below, without the approval of this Proposal 3, the exercise of the Adviser’s right to hire or replace sub-advisers for the benefit of a Fund would require, in each instance, the approval of shareholders of that Fund, which is a costly and time consuming process.

“Manager-of-Managers” Structure

As under the Existing GEAM Agreements, the New Investment Advisory and Administration Agreement permits SSGA FM to delegate portfolio management duties with respect to any Fund to a sub-adviser. Before doing so, the 1940 Act requires that the sub-advisory agreement be approved by the shareholders of such Fund. The SEC has from time to time granted exemptions from this requirement to certain funds and investment advisory firms. The exemptions allow what is known as a “manager-of-managers” structure—a structure already utilized by some of the Funds. Given the requirements of the 1940 Act, without a “manager-of-managers” structure in place, the Funds would need to obtain shareholder approval of a sub-advisory agreement in order to hire a new sub-adviser, replace an existing sub-adviser, materially change the terms of an existing sub-advisory agreement, or continue the employment of an existing sub-adviser when that sub-advisory agreement terminates due to an assignment of the agreement, such as in the event of a change of control of the sub-adviser. The process of seeking shareholder approval of sub-advisory agreements is administratively burdensome and costly and may cause delays in executing changes that the Board and the Adviser have determined as necessary or desirable. These costs are often borne by a Fund (and therefore indirectly by such Fund’s shareholders). Although a potential disadvantage of a “manager-of-managers” structure for a Fund is that the retention of new sub-advisers or replacement of sub-advisers often entails adjustments in such Fund’s portfolio that may result in portfolio expenses, the Board and the Adviser believe that the benefits from the judicious use of the approach to such Fund would outweigh the potential disadvantages.

Because the Adviser may not have the investment management capability to manage all asset classes and market segments, or the experience to fully utilize certain investment techniques and strategies, it may be desirable under certain circumstances for the Adviser to retain highly qualified sub-advisers with expertise that complements or supplements the Adviser’s capabilities. A “manager-of-managers” arrangement would give the Adviser greater flexibility to efficiently retain sub-advisers to manage investments in certain classes of assets or to fully utilize certain investment techniques and strategies.

Manager-of-Managers Exemptive Orders

In 2009, the SEC granted an exemptive order which allows GEAM to enter into and materially amend investment sub-advisory agreements for a Fund without obtaining shareholder approval in each case. The SEC granted a substantially similar order in 2014 which gave SSGA FM, or any entity controlling, controlled by or under common control with SSGA FM or it successors the same authority over funds it manages. SSGA FM’s exemptive order is subject to the condition that the shareholders of a Fund approve the manager-of-managers authority before the first time it is exercised with respect to that Fund and the following additional conditions, all of which the Adviser will be required to comply with upon approval of manager-of-managers authority for a Fund:

1.	The prospectus for each Fund will disclose the existence, substance, and effect of the exemptive order and indicate that the Fund employs a manager-of-managers approach. The prospectus will prominently disclose that SSGA FM has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

2.	Within 90 days of the hiring of a new sub-adviser, the affected Fund’s shareholders will be furnished certain required information about the new sub-adviser.

3.	SSGA FM will not enter into a sub-advisory agreement with any affiliated person, as defined in section 2(a)(3) of the 1940 Act, of the Trust or the Adviser, other than by reason of serving as a sub-adviser to one or more of the Funds (an “Affiliated Sub-Adviser”) without that agreement, including the compensation to be paid thereunder, being approved by the shareholders of the applicable Fund.

4.	At all times, at least a majority of the Board will be Independent Trustees, and the nomination of new or additional Independent Trustees will be placed within the discretion of the then-existing Independent Trustees.

5.	When a sub-adviser change is proposed for a Fund with an Affiliated Sub-Adviser, the Board, including a majority of the Independent Trustees, will make a separate finding, reflected in the applicable Board minutes, that such change is in the best interests of the Fund and its shareholders and does not involve a conflict of interest from which SSGA FM or the Affiliated Sub-Adviser derives an inappropriate advantage.

6.	SSGA FM will provide general management services to each Fund relying on the exemptive order, including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to review and approval by the Board, will: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to provide purchase and sale recommendations to SSGA FM or investment advice to all or a portion of the Fund’s assets; (iii) allocate and, when appropriate, reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the sub-advisers’ performance; and (v) implement procedures reasonably designed to ensure that sub-adviser(s) comply with the relevant Fund’s investment objectives, policies and restrictions.

7.	No Trustee or officer of a Fund relying on the exemptive order or director or officer of the (a) SSGA FM will own, directly or indirectly, any interest in a sub-adviser and (b) no trustee or officer of an affiliated feeder fund will own, directly or indirectly, any interest in a sub-adviser of the corresponding master fund (if applicable); provided, however, that the foregoing limitations shall not apply to: (x) interests owned through a pooled investment vehicle that is not controlled by such person; (y) ownership of less than 1% of the outstanding securities of any class of equity or debt of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by or is under common control with a sub-adviser; or, (z) solely with respect to clause (a) above, ownership of interests in SSGA FM or any entity that controls, is controlled by or is under common control with SSGA FM.

8.	Whenever the Board approves a new sub-advisory agreement for a Fund, the Board, including a majority of the Independent Trustees, will make a separate finding that such approval is being made free of any influence from any other Fund or its respective Trustees and officers. The finding required by this condition will be documented in the minutes of the meeting of the Board, together with the members of the Board’s basis for the finding.

9.	Any new sub-advisory agreement or any amendment to an existing investment advisory agreement or sub-advisory agreement for a Fund relying on the order that directly or indirectly results in an increase in the aggregate advisory fee rate payable by the Fund will be submitted to the Fund’s shareholders for approval.

10.	In the event the SEC adopts a rule under the 1940 Act providing substantially similar relief to that in the exemptive order, the requested exemptive order will expire on the effective date of that rule.

Comparison of Current and Proposed Selection Process for Sub-Advisers

Under both the current process and the proposed process for approval of the Fund’s sub-advisory arrangements, any new sub-advisory agreement and any material change to an existing sub-advisory agreement requires approval by the Board. In considering whether to appoint an existing sub-adviser for any Fund, the Board will analyze the factors it considers relevant, including the nature, extent, and quality of the services to be provided; investment performance; the costs of the services to be provided; and such other factors that the Board considers relevant to the sub-adviser’s performance. Furthermore, operation of the Funds under the proposed “manager-of-managers” structure would not diminish the Adviser’s responsibilities to the Funds, including the Adviser’s overall responsibility for the portfolio management services furnished by a sub-adviser.

If the shareholders of a Fund do not approve this Proposal 3, in order for the Adviser to appoint a new sub-adviser to a Fund or materially change an existing sub-advisory agreement relating to a Fund, the Board must call and hold a shareholder meeting of that Fund, and the Fund must create and distribute proxy materials, and solicit votes from its shareholders. This process is time consuming and costly and will delay the appointment of a new sub-adviser or the implementation of material changes to an existing sub-advisory agreement even when the Board and the Adviser have concluded it to be necessary or desirable for a Fund to do so. The Board and the Adviser therefore believe that the “manager-of-managers” structure should allow each Fund to operate more efficiently.

Matters Considered by the Board

At the Board Meeting, the Trustees, including a majority of the Independent Trustees, who were present at the Board Meeting considered and unanimously approved the use of a “manager-of-managers” structure and the seeking of shareholder approval of the same. In evaluating this arrangement, the Board, including the Independent Trustees, considered various factors and other information, including the following:

1. The Small-Cap Equity Fund currently uses a “manager-of-managers” structure with GEAM, which was approved by its shareholders at a meeting held on August 6, 2008;

2. A “manager-of-managers” structure would enable SSGA FM and the Board to act more quickly, and with less expense to a Fund, in appointing new sub-advisers or making material changes to an existing sub-advisory agreement relating to a Fund when the Board and SSGA FM believe that such appointment or changes would be in the best interests of such Fund and its shareholders;

3. SSGA FM would be required, as a condition to relying on its exemptive order, to (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to provide purchase and sale recommendations to SSGA FM or investment advice to all or a portion of the Fund’s assets; (iii) allocate and, when appropriate, reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the sub-advisers’ performance; and (v) implement procedures reasonably designed to ensure that sub-adviser(s) comply with the relevant Fund’s investment objectives, policies and restrictions; and

4. No sub-adviser could be appointed without Board approval.

In addition, the Board believes that it is appropriate to vest the selection of the sub-advisers in SSGA FM in light of SSGA FM personnel’s investment advisory expertise and its experience in selecting and monitoring sub-advisers. Based on its consideration of these factors, the Board concluded that approval of manager-of-managers authority for SSGA FM would be in the best interests of each Fund and its shareholders.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE APPROVAL OF PROPOSAL 3A.

PROPOSALS 3B TO 3F

APPROVAL OF A NEW SUB-ADVISORY AGREEMENT WITH EACH OF PALISADE CAPITAL

MANAGEMENT, LLC, CHAMPLAIN INVESTMENT PARTNERS, LLC, GLOBEFLEX CAPITAL, L.P.,

KENNEDY CAPITAL MANAGEMENT, INC. AND SOUTHERNSUN ASSET MANAGEMENT LLC

GE INSTITUTIONAL FUNDS

SMALL-CAP EQUITY FUND

At the Meeting, you will be asked to approve the New Sub-Advisory Agreements between the Adviser and each of the Small-Cap Equity Fund Sub-Advisers. A general description of the New Sub-Advisory Agreements and a comparison of the Small-Cap Equity Fund’s New Sub-Advisory Agreements with the Existing Sub-Advisory Agreements are included below. The form of the Small-Cap Equity Fund’s New Sub-Advisory Agreements is attached hereto as Exhibit E.

A shareholder vote is being sought because the Transaction will involve the assignment by GEAM and certain of its subsidiaries to SSC of the Existing GEAM Agreements, which will cause the Existing Sub-Advisory Agreements to automatically terminate in accordance with their terms. The Adviser is expected to enter into sub-advisory arrangements that will continue the sub-advisory arrangements with the Small-Cap Equity Fund Sub-Advisers. If manager-of-managers authority is not approved, separate shareholder approval will be necessary to approve the New Sub-Advisory Agreements with respect to the Small-Cap Equity Fund. Thus, in order to ensure that the Small-Cap Equity Fund continues to receive sub-advisory services in the event the manager-of-managers authority is not approved for the Fund, shareholders of the Small-Cap Equity Fund are being asked to approve the New Sub-Advisory Agreements.

The Transaction does not affect the amount of shares you own or the total Management Fee rates charged to the Small-Cap Equity Fund. The Small-Cap Equity Fund Sub-Advisers will continue to serve as the Fund’s sub-advisers on terms that are substantially similar to the Fund’s Existing Sub-Advisory Agreements. In addition, it is intended that the same portfolio managers will continue to manage the Small-Cap Equity Fund in accordance with the same investment objectives and policies. The Board’s rationale for approve the New Sub-Advisory Agreements is discussed in greater detail below under “Matters Considered by the Board.”

Background on the Existing Sub-Advisory Agreements and the Small-Cap Equity Fund Sub-Advisers

The assets of the Small-Cap Equity Fund are currently allocated to and managed by each of the Small-Cap Equity Fund Sub-Advisers.

Historical Fees

GEAM pays the Small-Cap Equity Fund Sub-Advisers sub-advisory fees for their services based on the assets allocated to each of the Small-Cap Equity Fund Sub-Advisers. During the fiscal year ended September 30, 2015, GEAM paid aggregate sub-advisory fees to the Small-Cap Equity Fund Sub-Advisers of $6,653,539.

Portfolio Management Team and Biographies

If the proposed New Sub-Advisory Agreements with each of the Small-Cap Equity Fund Sub-Advisers are approved by the shareholders, then the current team of portfolio managers of each of the Small-Cap Equity Fund Sub-Advisers will continue to manage their portion of the Fund’s assets.

Additional information about the Small-Cap Equity Fund Sub-Advisers, including the principal executive officers and directors of the Small-Cap Equity Fund Sub-Advisers, biographies of the portfolio management team of the Small-Cap Equity Fund Sub-Advisers, and other investment companies that have an investment objective similar to that of the Small-Cap Equity Fund for which the Small-Cap Equity Fund Sub-Advisers provide investment management services, is provided in Exhibits F to J.

Material Terms of the Small-Cap Equity Fund’s New Sub-Advisory Agreements

The following discussion is a description of the material terms of the New Sub-Advisory Agreements. This description is intended only as a summary. Shareholders should refer to the form of the New Sub-Advisory Agreements, which is attached as Exhibit E to this Proxy Statement.

The New Sub-Advisory Agreements are substantially similar to the Existing Sub-Advisory Agreements with the Small-Cap Equity Fund Sub-Advisers. Each New Sub-Advisory Agreement will provide the same general responsibilities as the Existing Sub-Advisory Agreements, as described below.

Under the New Sub-Advisory Agreements, the Small-Cap Equity Fund Sub-Advisers will be responsible for providing an investment program for the those assets allocated to them by the Adviser, which may be changed from time to time at the sole discretion of the Adviser (the “Allocated Assets”), including the investment research and management, subject to the oversight and supervision of the Adviser and the Board. The Small-Cap Equity Fund Sub-Advisers will determine from time to time what investments will be purchased, retained, or sold by the Fund with respect to the Allocated Assets and will be responsible for placing purchase and sell orders for the Allocated Assets. The Small-Cap Equity Fund Sub-Advisers will also consult with the Adviser regarding matters pertaining to the Small-Cap Equity Fund, including market strategy and portfolio characteristics. As with the Existing Sub-Advisory Agreement, among its duties under each New Sub-Advisory Agreement, each Small-Cap Equity Fund Sub-Adviser will (1) provide the Adviser and the Board with reports and other information about the Allocated Assets, (2) assist the Adviser and the Board in determining the fair value of investments held as part of the Allocated Assets, (3) assist the Small-Cap Equity Fund’s accounting services agent or the Adviser to obtain independent sources of market values for other portfolio investments, and (4) cooperate fully with the Adviser and the Trust’s Chief Compliance Officer with respect to all compliance-related matters regarding the Allocated Assets.

Under the New Sub-Advisory Agreements, the Adviser, and not the Small-Cap Equity Fund, is responsible for payment of the sub-advisory fees to the Small-Cap Equity Fund Sub-Advisers.

During the term of each New Sub-Advisory Agreement, each Small-Cap Equity Fund Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under such agreement. The agreement may only continue in effect for a period of more than two years from the date of its execution, if such continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Small-Cap Equity Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not “interested persons” (as defined in the 1940 Act) of any party to the agreement, by vote cast in person at a meeting called for the purpose of voting on the approval. Each New Sub-Advisory Agreement will terminate automatically in the event of its assignment, including without limitation, a change of control of a Small-Cap Equity Fund Sub-Adviser, or upon termination of the New Investment Advisory and Administration Agreement between the Adviser and the Small-Cap Equity Fund. Each New Sub-Advisory Agreement provides that the Small-Cap Equity Fund Sub-Adviser may render similar sub-advisory services to other clients so long as the services that it provides under the applicable New Sub-Advisory Agreement are not impaired thereby.

Under each New Sub-Advisory Agreement, the Trust agrees to indemnify and hold the applicable Small-Cap Equity Fund Sub-Adviser, its officers and directors, and any person who controls the Small-Cap Equity Fund Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Small-Cap Equity Fund (other than a misstatement or omission relating to disclosure about the Small-Cap Equity Fund Sub-Adviser approved by the Small-Cap Equity Fund Sub-Adviser or provided to the Adviser or the Trust by the Small-Cap Equity Fund Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Small-Cap Equity Fund Sub-Adviser of the second paragraph of Section 2(g) of the New Sub-Advisory Agreement).

Neither the sub-advisory fees paid to the Small-Cap Equity Fund Sub-Advisers by the Adviser nor the Management Fee paid by the Small-Cap Equity Fund to the Adviser will change as a result of the Transaction or approval of any of the Small-Cap Equity Fund’s New Sub-Advisory Agreements. As described above, the Adviser, and not the Small-Cap Equity Fund, is responsible for payment of the sub-advisory fees to the Small-Cap Equity Fund Sub-Advisers under the New Sub-Advisory Agreements. The fees payable to the Small-Cap Equity Fund Sub-Advisers pursuant to the New Sub-Advisory Agreement are included in the Management Fee paid to the Adviser. For the fiscal year ended September 30, 2015 sub-advisory fees were paid to the Small-Cap Equity Fund Sub-Advisers in an aggregate amount of $7,972,296.

Differences between the Small-Cap Equity Fund’s Existing and New Sub-advisory Agreements

Notwithstanding references to the Small-Cap Equity Fund’s New Sub-advisory Agreements as “new,” the agreements are substantially similar to the Existing Sub-Advisory Agreements. The New Sub-Advisory Agreements do not change sub-advisory service terms, the terms for dealing with securities brokers and dealers on behalf of the Small-Cap Equity Fund or the terms as to limitation of liability. In addition, the New Sub-Advisory Agreements do not change as to term (successive one-year terms following an initial two-year term), choice of law, continuance and termination.

Below is a description of the material differences in terms between the Existing Sub-Advisory Agreements and the New Sub-Advisory Agreements. The following is intended only as a summary. Shareholders should refer to the form of New Sub-Advisory Agreement set out in Exhibit E.

The New Sub-Advisory Agreements heighten the sub-adviser’s duty to notify SSGA FM of instances in which the sub-adviser knows or has reason to know that the available price of a portfolio security does not represent the security’s fair value, or if a security should be subject to a fair valuation determination. The proposed agreements clarify that the sub-adviser’s duty to promptly notify SSGA FM means notification on the same day either before the release of the Fund’s net asset value or 6:00 pm.

The New Sub-Advisory Agreements also clarify that (i) whether the agreement has been “assigned” will be determined by looking to the definition of “assignment” under the 1940 Act, the rules thereunder and the SEC staff interpretations thereof and (ii) the sub-adviser’s duty to indemnify the Trust extends to the Trust’s officers, directors and any person who controls the Trust, as defined under Section 15 of the 1933 Act.

The New Sub-Advisory Agreements also remove the provisions detailing the information required to be furnished by the sub-adviser in connection with the annual contract renewal process. Since the information requested by the Board in connection with its 15(c) review of these agreements varies from year to year, these provisions were removed to ensure that the agreements will not be inconsistent with the requests made by the Board from time to time.

Matters Considered by the Board

At the Board Meeting, the Trustees, including a majority of the Independent Trustees, who were present at the Board Meeting considered and unanimously approved the New Sub-Advisory Agreements with each of the Small-Cap Equity Fund Sub-Advisers. The Trustees noted that they had previously considered and approved the Existing Sub-Advisory Agreements with each Small-Cap Equity Fund Sub-Adviser at meetings held on

December 16 and 18, 2015. For that reason, the Trustees focused on information with respect to those Small-Cap Equity Fund Sub-Advisers that had changed since that prior approval, but otherwise relied in part on their prior determinations, consideration and analysis.

In advance of the Board Meeting, the Board received materials from GEAM, the Adviser and each of the Small-Cap Equity Fund Sub-Advisers, and had the opportunity to ask questions and request additional information in connection with its consideration. The materials detailed, among other things, information about each of the Small-Cap Equity Fund Sub-Advisers and its professional staff, the Small-Cap Equity Fund Sub-Advisers’ experience, expertise and historical performance in managing similar funds and in servicing institutional clients.

In approving the New Sub-Advisory Agreements with each of the Small-Cap Equity Fund Sub-Advisers, the Trustees considered those factors they deemed relevant, including the nature, quality and extent of services expected to be provided by Small-Cap Equity Fund Sub-Advisers. In its deliberations, the Board did not identify any single factor that was dispositive and each Trustee may have attributed different weights to the various factors. The Trustees evaluated this information and all other information made available to them by GEAM, the Adviser and the Small-Cap Equity Fund Sub-Advisers, as well as the presentations and discussions that occurred at the Board Meeting.

The material factors and conclusions that formed the basis for the Board’s determinations to approve the Small-Cap Equity Fund’s New Sub-Advisory Agreements with the Small-Cap Equity Fund Sub-Advisers are as discussed below.

The Nature, Extent and Quality of Services Expected to be Provided.

The Trustees reviewed the services expected to be provided to the Small-Cap Equity Fund by the Small-Cap Equity Fund Sub-Advisers under the New Sub-Advisory Agreements. The Board noted that as a result of the Transaction, there was not expected to be any material changes in the nature, extent or quality of the sub-advisory services currently provided by the Small-Cap Equity Fund Sub-Advisers, or in the portfolio management of the Small-Cap Equity Fund. The Board focused on its experiences with each Small-Cap Equity Fund Sub-Adviser in connection with its prior and current service as sub-adviser to the Small-Cap Equity Fund. The Board considered each Small-Cap Equity Fund Sub-Adviser’s attributes relating to its investment philosophy oriented toward long-term performance, its process for selecting investments, and its experienced professionals, including research analysts and portfolio managers with experience involving small-cap equity securities, access to significant technological resources and a favorable history and reputation. The Board also considered the review process undertaken by the Adviser and the Adviser’s favorable assessment of the nature and quality of the investment sub-advisory services provided and expected to be provided to the Small-Cap Equity Fund by the Small-Cap Equity Fund Sub-Advisers after consummation of the Transaction.

In light of the foregoing, the Board, including the Independent Trustees, concluded that the breadth and quality of services provided by each of the Small-Cap Equity Fund Sub-Advisers was expected to continue to be satisfactory.

Investment Performance of the Small-Cap Equity Fund Sub-Advisers.

The Trustees considered the investment performance of the Small-Cap Equity Fund for various periods. The Trustees reviewed detailed information provided by the Small-Cap Equity Fund Sub-Advisers comparing their performance to that of relevant securities indices and peer groupings over these periods, at the Meeting as well as the annual contract renewal meetings held on December 16 and 18, 2015. On this basis, the Board, including the Independent Trustees, concluded that Small-Cap Equity Fund Sub-Adviser’s historical performance record in managing its allocated portion of the Small-Cap Equity Fund’s investment portfolio, when viewed together with the other factors considered by the Board, supported a decision to approve New Sub-Advisory Agreements.

Cost of the Services to be Provided to the Small-Cap Equity Fund.

The Board considered the proposed fees payable under the New Sub-Advisory Agreements, noting that the fees would be paid by the Adviser, and not the Small-Cap Equity Fund. The Board considered that the proposed fee rates to be paid to the Small-Cap Equity Fund Sub-Advisers by the Adviser under the New Sub-Advisory Agreements were the same as the fee rates paid under the Existing Sub-Advisory Agreements with the Small-Cap Equity Fund Sub-Advisers and have been negotiated at arm’s-length. The Board concluded that the fees payable to each of the Small-Cap Equity Fund Sub-Advisers by the Adviser under the New Sub-Advisory Agreements with respect to the assets to be allocated to each Small-Cap Equity Fund Sub-Adviser were reasonable and appropriate.

In addition, the Board recognized that, because the fee rates payable to the Small-Cap Equity Fund Sub-Advisers were the same as the fee rates paid under the Existing Sub-Advisory Agreements and would be paid by the Adviser, an analysis of profitability was more appropriate in the context of the Board’s consideration of the Small-Cap Equity Fund’s New Investment Advisory and Administration Agreement with the Adviser. Accordingly, considerations of profitability with respect to approval of the New Sub-Advisory Agreements with the Small-Cap Equity Fund Sub-Advisers were not relevant to the Board’s determination to approve such agreements.

The Extent to Which Economies of Scale Would be Realized as the Fund Grows and Whether Fee Levels Would Reflect Such Economies of Scale.

The Trustees considered the extent to which economies of scale would be realized as the Small-Cap Equity Fund grows, and whether fee levels reflect these economies of scale for the benefit of Small-Cap Equity Fund investors. The Board recognized that this consideration is less relevant with respect to the proposed sub-advisory fees, because the Adviser will pay Small-Cap Equity Fund Sub-Advisers out of its advisory fees received from the Small-Cap Equity Fund, and noted that the Board considered economies of scale for the Small-Cap Equity Fund in connection with the Small-Cap Equity Fund’s New Investment Advisory and Administration Agreement with the Adviser. The Board also recognized the benefits to the Small-Cap Equity Fund of being able to leverage a favorable cost structure achieved with respect to the Small-Cap Equity Fund’s other operating expenses as a result of the Adviser’s large overall base of assets under management.

Comparison of Services to be Rendered and Fees to be Paid.

The Board reviewed and discussed the services expected to be provided to the Small-Cap Equity Fund by each of the Small-Cap Equity Fund Sub-Advisers, and the proposed fee rates to be charged to the Adviser for those services. The Trustees noted that they had reviewed the comparative fee information provided by each of the Small-Cap Equity Fund Sub-Advisers at the December 2015 board meetings with respect to comparable mutual fund or other client accounts managed by each of the Small Cap Equity Fund Sub-Advisers.

The Board, including the Independent Trustees, concluded that, based on this information, the proposed sub-advisory fees were reasonable in relation to the services expected to be provided to the Small-Cap Equity Fund.

Fall-Out Benefits.

The Board considered that there may be financial benefits that Small-Cap Equity Fund Sub-Advisers may derive from their relationships with the Adviser and the Small-Cap Equity Fund, including soft dollar commission benefits generated through the Small- Cap Equity Fund portfolio transactions. The Board noted, however, that the Small-Cap Equity Fund should benefit from the resources expected to be made available through the Small-Cap Equity Fund Sub-Advisers and that the Fund represents only a small portion of the assets managed by the Small-Cap Equity Fund Sub-Advisers.

The Board did not view this consideration as having a material effect on its overall view of the reasonableness of the proposed fees under the New Sub-Advisory Agreements.

Conclusion.

No single factor was determinative to the Board’s decision. Based on the Trustees’ discussion and such other matters as were deemed relevant, the Board, including the Trustees who are not interested persons (as defined in the 1940 Act) of the Small-Cap Equity Fund, concluded that the New Sub-Advisory Agreements were in the best interest of the Small-Cap Equity Fund.

Interim Sub-Advisory Agreements

The Board has approved interim sub-advisory agreements with the Small-Cap Equity Fund Sub-Advisers on substantially similar terms as the Existing Sub-Advisory Agreements in the event that the Transaction closes and shareholders of the Small-Cap Equity Fund have not yet approved manager-of-managers authority or the New Sub-Advisory Agreements. These interim agreements differ from the Existing Sub-Advisory Agreements only to the extent required under Rule 15a-4 under the 1940 Act, as described with respect to the Interim Advisory Agreement discussed under “Interim Advisory and Administration Agreements” in Proposal 1.

If neither manager-of-managers authority nor a New Sub-Advisory Agreement is approved within 150 days of the date on which the Transaction closes, the Board, in consultation with the Adviser and the relevant Sub-Adviser, will consider what further action to take consistent with its fiduciary duties to the Small-Cap Equity Fund. The Board will take such action as it deems to be in the best interests of the Small-Cap Equity Fund and its shareholders, including, potentially, allocating the assets of the Small-Cap Equity Fund among the Adviser and/or those Small-Cap Equity Fund Sub-Advisers with a New Sub-Advisory Agreement approved by the Fund’s shareholders, or liquidating the Small-Cap Equity Fund and distributing the Fund assets in kind, in cash or a combination of both, if allocating the Fund assets among the Adviser and/or approved Small-Cap Equity Fund Sub-Advisers is determined not to be prudent or practicable. In the event the Transaction is not consummated, the Small-Cap Equity Fund Sub-Advisers will continue to serve as sub-advisers to the Small-Cap Equity Fund pursuant to the terms of the Existing Sub-Advisory Agreements.

Interests of Trustees or Officers in Proposals 3B to 3F

None of the current Trustees or officers of the Small-Cap Equity Fund have a material direct or indirect interest in Small-Cap Equity Fund Sub-Advisers or a person controlling, controlled by or under common control with Small-Cap Equity Fund Sub-Advisers.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF

THE SMALL-CAP EQUITY FUND VOTE “FOR” THE APPROVAL OF PROPOSALS 3B TO 3F.

GENERAL INFORMATION

Other Business

The Board does not know of any matters to be presented at the Meeting other than those described in this Proxy Statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Other Information

The Trust is an unincorporated business trust under the laws of the state of Delaware pursuant to a Certificate of Trust dated May 23, 1997, and is registered with the SEC as an open-end management investment company under the 1940 Act. Two classes of shares of beneficial interest in the Fund are registered with the SEC under the 1933 Act: Investment Class and Service Class. The principal executive offices of the Trust are located at 1600 Summer Street, Stamford, CT 06905.

GEAM, the Investment Adviser and Administrator

GEAM

GEAM currently serves as the Trust’s investment adviser and administrator. GEAM is registered as an investment adviser under the Advisers Act, and is located at 1600 Summer Street, Stamford, Connecticut 06905. GEAM, which was formed under the laws of the State of Delaware in 1988, is a wholly owned subsidiary of GE. GE is a diversified company with products and services ranging from aircraft engines, power generation, water processing, and security technology to medical imaging, and advanced materials. GE serves customers in more than 100 countries and employs more than 300,000 people worldwide. GEAM currently provides advisory services with respect to a number of other mutual funds and private institutional accounts. The professionals responsible for the investment operations of GEAM provide investment advisory services with respect to GE’s pension and benefit plans and a number of funds offered exclusively to GE employees, retirees, and certain related persons. These funds include the Elfun Family of Funds (the first of which, Elfun Trusts, was established in 1935) and the funds offered as part of GE’s 401(k) program (also known as the GE Retirement Savings Plan), which are referred to as the GE RSP U.S. Equity Fund and the GE RSP Income Fund. The investment professionals at GEAM and its predecessors have managed GE’s pension assets since 1928. As of December 31, 2015, GEAM had approximately $110 billion of assets under management, of which approximately $20 billion was invested in mutual funds. Upon the consummation of the Transaction, substantially all of GEAM’s investment advisory business, including the advisory services it provides to the clients referenced above, will be transferred to SSC and its affiliates.

Additional information about the principal executive officers and directors of GEAM is provided in Exhibit K.

Principal Underwriter

The current principal underwriter of the Funds’ shares is GE Investment Distributors, Inc. (“GEID”), 1600 Summer Street, Stamford, Connecticut 06905. GEID is a wholly owned subsidiary of GEAM. GEID does not execute or receive commissions for any portfolio transactions by the Funds. Therefore, the Funds have paid no brokerage commissions on portfolio transactions to GEID or any other affiliated broker-dealer during its most recently ended fiscal period.

Upon the closing of the Transaction, State Street Global Markets LLC (“SSGM”), an affiliate of the Adviser, will act as principal underwriter to the Funds. SSGM is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority. The Distributor will distribute Fund shares on an agency basis. Under the terms of the Plan and the related agreement, following the transaction, SSGM will be receiving compensation for shareholder servicing and distribution with respect to Service Class shares of the Funds on substantially the same terms as GEID currently does. SSGM is a wholly owned subsidiary of State Street Corporation.

Shareholder Proposals

As a general matter, the Trust does not hold annual or regular meetings of shareholders. Ordinarily, there will be no shareholder meeting unless required by the 1940 Act. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of shareholders should send their written proposals to the Secretary of the Trust, 1600 Summer Street, P.O. Box 7900, Stamford, Connecticut 06904-7900. They must be received by the Trust within a reasonable time before the Funds begin to print and send proxy materials.

Affiliated Brokerage

For the fiscal year ended September 30, 2015, the Funds did not pay brokerage commissions to any affiliated broker-dealer.

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS

REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR

YOUR CONVENIENCE.

/s/ JoonWon Choe

JoonWon Choe, Secretary

May 6, 2016

EXHIBIT A

Shares Outstanding as of the Record Date

As of the Record Date, there were issued and outstanding shares of beneficial interest of each Fund as set forth below:

Fund	Share Class	Number of Shares Outstanding
U.S. Equity Fund	Investment Class	47,715,197.899
	Service Class	8,069.415
U.S. Large-Cap Core Equity Fund	Investment Class	7,323,736.103
	Service Class	564,189.881
Premier Growth Equity Fund	Investment Class	24,065,281.626
	Service Class	833,373.237
Small-Cap Equity Fund	Investment Class	73,692,383.704
	Service Class	114,817.293
S&P 500 Index Fund	Investment Class	489,795.992
	Service Class	392,381.052
International Equity Fund	Investment Class	110,022,387.925
	Service Class	1,573,499.654
Income Fund	Investment Class	31,085,414.517
	Service Class	26,716.686
Strategic Investment Fund	Investment Class	65,077,741.950
	Service Class	5,347.289

A-1

EXHIBIT B

Beneficial Ownership of Fund Shares in Excess of 5%

To the Funds’ knowledge, the following persons are the only persons known to be the beneficial owners of more than five percent of any class of any Fund as of the Record Date.

Fund	Name and Address	Amount of Beneficial Ownership	Percentage (%)
U.S. Equity Fund	Standard Life C/O Quyen Nguyen 1245 Sherbrook Street West Montreal Canada	15,323,496.193	32.1

	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City NJ 07310	14,852,487.387	31.1

	Ascensus Trust Company FBO Asset Mgmt Plan for Affils GE Cos 40033 PO Box 10758 Fargo ND 58106	8,219,266.880	17.2

	Ascensus Trust Company FBO GE Asset Maintenance Plan 840066 PO Box 10758 Fargo ND 58106	5,451,355.137	11.4

U.S. Large-Cap Core Equity Fund	Minnesota Life Insurance Company 400 Robert St N STE A Saint Paul MN 55101-2099	4,164,908.776	52.8

	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City NJ 07310	3,154,532.298	40.0

	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City NJ 07310	551,757.144	6.9

Premier Growth Equity Fund	Wells Fargo FBO Various Retirement Plans 9888888836 NC 1151 1525 West WT Harris Blvd Charlotte NC 28288	14,967,242.598	60.1

Fund	Name and Address	Amount of Beneficial Ownership	Percentage (%)
	Mid Basic Retirement Plan ATTN: Treasurer 1231 11th Street Modesto CA 93554-0701	2,314,601.125	9.3

	Ascensus Trust Company FBO The Instrumentarium Savings Investm 212112 PO Box 10758 Fargo ND 58106-0758	1,454,672.465	5.8

Small-Cap Equity Fund	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City NJ 07310	69,959,967.048	94.8

S&P 500 Index Fund	Ascensus Trust Company FBO TMGA 401(K) Plan PO Box 10758 Fargo ND 58106-0758	280,768.784	31.5

	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery Street San Francisco CA 94104-4151	197,698.739	22.7

	Charles Schwab & Co Inc. Special Custody Account for the Exclusive Benefit of Customers 101 Montgomery Street San Francisco CA 94104-4151	164,279.189	18.5

	Ascensus Trust Company FBO Center City Video, Inc. 401(K) PS P #209863 PO Box 10758 Fargo ND 58106-0758	105,181.299	12.1

International Equity Fund	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City NJ 07310	100,584,937.400	90.1

Income Fund	Wells Fargo FBO Penske Truck Leasing Co 1541001635 NC1151 1525 West WT Harris Blvd Charlotte NC 28288	15,693,519.032	50.4

Fund	Name and Address	Amount of Beneficial Ownership	Percentage (%)
	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City NJ 07310	8,213,794.517	26.4

	Ascensus Trust Company FBO Asset Mgmt Plan for Affils GE Cos PO Box 10758 Fargo ND 58106	3,517,379.395	11.3

Strategic Investment Fund	National Financial Services LLC For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City NJ 07310	51,313,300.447	78.8

	Ascensus Trust Company FBO Asset Mgmt Plan for Affils GE Cos PO Box 10758 Fargo ND 58106	6,281,460.543	9.7

	Ascensus Trust Company FBO GE Asset Maintenance Plan #840066 PO Box 10758 Fargo ND 58106	3,300,056.129	5.1

EXHIBIT C

NEW INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT BETWEEN THE TRUST, ON

BEHALF OF THE FUNDS, AND THE ADVISER

This Investment Advisory and Administration Agreement (the “Agreement”) is made as of this [●] day of [●], 2016, between GE INSTITUTIONAL FUNDS (the “Trust”) on behalf of the various classes of its beneficial interests listed on Appendix A, as it may be amended from time to time by the parties (each, a “Fund” and collectively the “Funds”), and SSGA Funds Management, Inc., a Massachusetts corporation (“SSGA FM”).

WHEREAS, the Trust is organized as a business trust under the laws of the State of Delaware on May 23, 1997 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company;

WHEREAS, SSGA FM is in the business of providing investment advisory and administrative services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Trust desires to retain SSGA FM to render investment advisory and administrative services to the Trust with respect to each of the Funds, and SSGA FM is willing to render such services;

NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Company and SSGA FM agree as follows:

Section 1.	Appointment.

(a) The Trust hereby appoints SSGA FM to act as investment adviser and administrator to the Funds for the period and on the terms set forth in this Agreement. SSGA FM accepts such appointment and hereby agrees to render the services herein set forth for the compensation herein provided. The Trust warrants that SSGA FM has been duly appointed to act hereunder.

(b) If the Trust at any time establishes one or more series of beneficial interest other than the Funds already listed in Appendix A at the time with respect to which it desires to retain SSGA FM to render advisory and administrative services hereunder, it shall so notify SSGA FM. If SSGA FM is willing to render such services, then the Trust and SSGA FM shall amend Appendix A to include such series, and such series shall thereupon become Funds under this Agreement. The compensation payable by any such new Fund to SSGA FM shall be set forth on Appendix A.

Section 2.	Services as Investment Adviser and Administrator.

(a) SSGA FM will recommend to the Board of Trustees of the Trust (the “Board”) certain individuals to fill certain officer positions of the Funds. Upon receipt of such recommendations the Board will vote upon the appointment of such individuals to the positions for which they were recommended and the Trust will advise SSGA FM as to whether or not they have been so appointed.

(b) Subject to the oversight and supervision of the Board, and subject to Section 2(g) of this Agreement with respect to any Fund advised by one or more sub-advisers, SSGA FM agrees to provide a continuous investment program for each Fund’s assets, including investment research and management, and will determine from time to time what investments or securities will be purchased, retained or sold by each Fund (including any income earned thereon and increments in the value thereof), and what portion of the assets will be invested or held uninvested as cash. SSGA FM will place purchase and sale orders for the Fund’s investments. SSGA FM will provide services under this Agreement in accordance with each Fund’s investment objectives, policies and restrictions as stated in the Trust’s current Registration Statement on Form N-lA, as amended from time to time (the “Registration Statement”).

(c) The Trust has furnished or will furnish SSGA FM with copies of the Registration Statement, its articles of incorporation and by-laws as currently in effect and agrees during the continuance of this Agreement to furnish SSGA FM with copies of any amendments or supplements thereto before or at the time such amendments or supplements become effective. SSGA FM may rely on all documents furnished to it by the Trust, and shall not be required to comply with any such document until the document has been furnished to it or SSGA FM otherwise receives notice of the application of such document to the provision of its services hereunder in connection with its provision such services.

(d) Subject to the oversight and supervision of the Board, SSGA FM agrees to serve as administrator to the Trust and each Fund and, in this capacity, will: (1) insure the maintenance of the books and records of the Funds (including those required to be maintained or preserved by Rules 31a-1 and 31a-2 under the 1940 Act); (ii) prepare reports to shareholders of the Funds, (iii) prepare and file tax returns for the Funds, (iv) assist with the preparation and filing of reports and the Registration Statement with the Securities and Exchange Commission (the “Commission”), (v) provide appropriate officers for the Trust, including a Secretary or Assistant Secretary, (vi) provide administrative support necessary for the Board to conduct meetings, and (vii) supervise and coordinate the activities of other service providers to the Trust, including independent auditors, legal counsel, custodians, accounting service agents, and transfer agents. SSGA may from time to time, in its discretion and with the approval of the Board, delegate certain of its administrative responsibilities under this Agreement in respect of any Fund to one or more qualified companies.

(e) SSGA FM will, at its own expense, maintain sufficient staff, and employ or retain sufficient personnel and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this Agreement.

(f) SSGA FM will keep the Board informed of developments materially affecting any Fund, and will, on its own initiative, furnish the Board from time to time with whatever information and reports that the Board reasonably requests as appropriate for this purpose.

(g) SSGA FM may from time to time, in its discretion and with the approval of the Board, delegate certain of its investment advisory responsibilities under this Agreement in respect of any Fund to one or more qualified companies (each, a “sub-adviser”), each of which is registered under the Advisers Act provided that the separate costs of employing such sub-advisers and of the sub-advisers themselves are borne by SSGA FM or the sub-adviser and not by such Fund. Unless the Board specifies otherwise in connection with its approval of any such delegation or unless any agreement pursuant to which such delegation is effected specifies otherwise, (i) the obligation of SSGA FM in respect of the activities of any such sub-adviser shall be to provide to the Board its recommendation as to the selection and compensation of the sub-adviser and as to the periodic renewal of the sub-advisory agreement with the sub-adviser, and to oversee generally the performance by such sub-adviser of its obligations to the Fund in question over time (which oversight may include periodic review of policies and procedures of the sub-adviser but will not include approval of or responsibility for specific investment decisions by the sub-adviser) and to report to the Board periodically as to its evaluation of the performance of such sub-adviser and as to the nature and scope of such general oversight, in accordance with the standard of care set out in Section 8 below, and (ii) assuming compliance by SSGA FM with its obligations under clause (i), SSGA FM shall not be responsible or have any liability for any investment decision or any other act or omission on the part of any sub-adviser, including without limitation any error or mistake of judgment on the part of the sub-adviser or failure by the sub-adviser to comply with any policies, procedures, guidelines, or objectives of any Fund.

(h) Unless the Trust gives written instructions to the contrary, SSGA FM shall vote or not vote all proxies solicited by or with respect to the issuers of securities in which assets of any Fund may be invested. SSGA FM shall use its best good faith judgment to vote or not vote such proxies in a manner which best serves the interests of the Trust’s shareholders. The Trust has received and reviewed the proxy guidelines of SSGA FM, which indicate how SSGA FM will vote.

Section 3.	Execution of Transactions.

Unless otherwise set forth in the Registration Statement or directed by the Trust, SSGA FM will, in selecting brokers or dealers to effect transactions on behalf of the Funds, seek the best overall terms available. In so doing, SSGA FM may consider the breadth of the market for the investment, the price of the security, the size and difficulty of the order, the willingness of the broker or dealer to position, the reliability, financial condition and execution and operational capabilities of the broker or dealer, and the reasonableness of the commission or size of the dealer’s “spread,” if any, for the specific transaction and on a continuing basis. SSGA FM may also consider brokerage and research services provided to the Funds and/or other accounts over which SSGA FM or its affiliates exercise investment discretion. The Trust recognizes the desirability of SSGA FM’s having access to supplemental investment and market research and security and economic analyses provided by brokers and that those brokers may execute brokerage transactions at a higher cost to a Fund than would be the case if the transactions were executed on the basis of the most favorable price and efficient execution. To the extent permitted by applicable law and regulations, SSGA FM shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to SSGA FM an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission that another broker or dealer would have charged for effecting that transaction, if SSGA FM determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or SSGA FM’s overall responsibilities with respect to the Fund and to other clients of SSGA FM as to which SSGA FM exercises investment discretion. The Trust hereby agrees that any entity or person associated with SSGA FM which is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of any Fund which is permitted by Section 11(a) of the Securities Exchange Act of 1934, as amended.

In any case in which there are two or more sub-advisers responsible for providing investment advice to a Fund, SSGA FM may enter into a transaction on behalf of the Fund with a sub-adviser of the Fund (or an affiliated person of such sub-adviser) in reliance on Rule 10f-3, Rule 17a-10, or Rule 12d3-1 under the 1940 Act, only if (i) SSGA FM is responsible for providing investment advice with respect to a portion of the portfolio of the Fund, the assets of which portion are involved in the contemplated transaction, and (ii) the sub-adviser is responsible for providing investment advice with respect to a separate portion of the portfolio of the Fund.

Section 4.	Costs and Expenses.

SSGA FM will bear the cost of rendering the services it is obligated to provide under this Agreement and will provide the Trust with all executive, administrative, clerical and other personnel necessary for the investment and administrative operations of the Funds and will pay salaries and other employment-related costs of employing these persons. SSGA FM will furnish the Trust and the Funds with office space, facilities, and equipment and will pay the day-to-day expenses related to the operation of such space, facilities and equipment.

Except for those expenses assumed by the Funds as provided below, SSGA FM shall bear all of the Funds’ expenses, including, but not limited to: charges and expenses of any registrar, the costs of custody, transfer agency and recordkeeping services in connection with any Fund; registration costs of each Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing of prospectuses describing a Fund and supplements to those prospectuses to regulatory authorities and a Fund’s shareholders; all expenses incurred in conducting meetings of a Fund’s shareholders and meetings of the Board relating to any Fund, excluding fees paid to members of the Board who are not affiliated with SSGA FM or any of its affiliates; all expenses incurred in preparing, printing and mailing proxy statements and reports to shareholders of a Fund; all expenses incident to any dividend, withdrawal or redemption options provided to Fund shareholders (except for purchase premiums and redemption fees, if any, charged directly to shareholders); charges and expenses of any outside service used for pricing each Fund’s portfolio securities and calculating the net asset value of each Fund’s shares; fees and expenses of legal counsel, including counsel to the members of the Board who are not interested persons of any Fund, or SSGA FM, and independent auditors; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Trust that inure to their benefit; and all other costs of the Funds’ operations.

The Funds will bear the following expenses: advisory and administration fees as described in Section 5 of this Agreement; shareholder servicing and distribution fees under the terms of the shareholder servicing and distribution plan adopted by the Trust with respect to a Fund pursuant to Rule 12b-1 (the “Plan”) under the 1940 Act; brokerage fees and commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; fees and travel expenses of members of the Board or members of any advisory board or committee who are not affiliated with SSGA FM, or any of its affiliates; and expenses that are not normal operating expenses of a Fund (such as extraordinary expenses, interest and taxes).

Section 5.	Compensation.

In consideration of services rendered and the expenses paid by SSGA FM pursuant to this Agreement, the Trust will pay SSGA FM on the first business day of each month a fee calculated as a percentage of the average daily net assets of each Fund during the previous month at the annual rate set forth on Appendix A. For the purpose of determining fees payable to SSGA FM under this Agreement, the value of each Fund’s net assets will be computed in the manner described in the Registration Statement.

Section 6.	Services to Other Companies or Accounts.

(a) The Trust understands and acknowledges that SSGA FM now acts and will continue to act as investment manager or adviser to various fiduciary or other managed accounts (“Other Accounts”) and the Trust has no objection to SSGA FM’s so acting, so long as when a Fund and any Other Account served by SSGA FM are prepared to invest in, or desire to dispose of the same security, available investments or opportunities for sales will be allocated in a manner believed by SSGA FM to be fair and equitable to the Fund and the Other Account. In addition, the Trust understands and acknowledges that SSGA FM may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Fund with those to be sold or purchased for Other Accounts so long as the securities purchased or sold, as well as the expenses incurred in the transaction, will be allocated in a manner believed by SSGA FM to be equitable to the Trust and the Other Accounts. The Trust recognizes that, in some cases, the above procedures may adversely affect the price paid or received by a Fund or the size of the position obtained or disposed of by a Fund.

(b) It is agreed that SSGA FM may use any supplemental investment research and other services provided by brokers or dealer obtained for the benefit of a Fund or the Trust in providing investment advice to Other Accounts.

(c) The Trust understands and acknowledges that the persons employed by SSGA FM to assist in the performance of its duties under this Agreement will not devote their full time to that service and agrees that nothing contained in this Agreement will be deemed to limit or restrict the right of SSGA FM or any affiliate of SSGA FM to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

Section 7.	Continuance and Termination of the Agreement.

(a) This Agreement will become effective as of the date hereof and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (a) by the Board or (b) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement is terminable without penalty, by the Trust on behalf of a Fund on not more than 60 nor less than 30 days’ written notice to SSGA FM, by vote of holders of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, or by SSGA FM on not more than 60 nor less than 30 days’ notice to the Trust.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act, the rules adopted under the 1940 Act or Commission staff interpretations thereof).

Section 8.	Limitation of Liability.

(a) SSGA FM will exercise its best judgment in rendering the services described in this Agreement, except that SSGA FM will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with the matters to which this Agreement relates, other than a loss resulting from willful misfeasance, bad faith or gross negligence on the part of SSGA FM in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement or to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. For purposes of this Agreement, any person, even though also an officer, director, employee or agent of SSGA FM, who may be or become an officer, Trustee, employee or agent of the Trust, will be deemed, when rendering services to the Trust or acting on any business of the Trust, to be rendering services to, or acting solely for, the Trust and not as an officer, director, employee or agent, or one under the control or direction of, SSGA FM even though paid by SSGA FM; provided, however, that nothing herein shall have any effect on any insurance policy to which SSGA FM or any of its affiliates are parties and under which any such persons are beneficiaries.

(b) The obligations of the Trust under this Agreement will not be binding upon any of the Trustees, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Trust, individually, but are binding only upon the assets and property of the Fund, as provided in the Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Board, and signed by an authorized officer of the Trust, acting as such, and neither the authorization by the Board nor the execution and delivery by the officer will be deemed to have been made by any of them individually or to impose any liability on any of them personally, but will bind only the trust property of the Trust as provided in the Declaration of Trust. No series of the Trust, including any Fund, will be liable for any claims against any other series.

Section 9.	No Third Party Beneficiaries

No person other than the Trust and SSGA FM is a party to this Agreement or shall be entitled to any right or benefit arising under or in respect of this Agreement; there are no third party beneficiaries of this Agreement. Without limiting the generality of the foregoing, nothing in this Agreement is intended to, or shall be read to, (i) create in any person other than the Fund in question (including without limitation any shareholder in any Fund) any direct, indirect, derivative, or other rights against SSGA FM, or (ii) create or give rise to any duty or obligation on the part of SSGA FM (including without limitation any fiduciary duty) to any person other than the Fund in question, all of which rights, benefits, duties, and obligations are hereby expressly excluded.

Section 10.	Choice of Law

This Agreement shall be construed in accordance with the laws of The Commonwealth of Massachusetts and any applicable federal law.

Section 11.	Exclusive Forum

Exclusive jurisdiction over any action, suit, or proceeding under, arising out of, or relating to this Agreement shall lie in the federal and state courts within the Commonwealth of Massachusetts, and each party hereby waives any objection it may have at any time to the laying of venue of any such proceedings brought in any such courts, waives any claim that such proceedings have been brought in an inconvenient forum, and further waives the right to object, with respect to such proceedings, that such court does not have jurisdiction over that party.

*                    *                     *                    *                     *

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

GE INSTITUTIONAL FUNDS

By:

Name:

Title:

SSGA FUNDS MANAGEMENT, INC.

By:

Name:

Title:

Appendix A

No.	Name of Fund	Average Daily Net Assets of the Fund	Annual Rate Percentage
1	U.S. Equity Fund	First $25 million Next $25 million Over $50 million	0.55 0.45 0.35	% % %
2	U.S. Large-Cap Core Equity Fund	First $25 million Next $25 million Over $50 million	0.55 0.45 0.35	% % %
3	Premier Growth Equity Fund	First $25 million Next $25 million Over $50 million	0.55 0.45 0.35	% % %
4	Small-Cap Equity Fund	First $250 million Next $250 million Over $500 million	0.95 0.90 0.85	% % %
5	S&P 500 Index Fund	All Assets	0.15%
6	International Equity Fund	First $25 million Next $50 million Over $75 million	0.75 0.65 0.55	% % %
7	Income Fund	First $25 million Next $25 million Over $50 million Over $100 million	0.35 0.30 0.25 0.20	% % % %
8	Strategic Investment Fund	First $25 million Next $25 million Over $50 million	0.45 0.40 0.35	% % %

EXHIBIT D

Additional Information About SSGA FM

SSGA FM, a wholly-owned subsidiary of SSC, has its principal office located at State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Set forth below are the names and titles of the directors and principal executive officers of SSGA FM. Unless otherwise indicated, the address of each individual is the same as the principal office of SSGA FM.

Name	Title
James E. Ross	Chairman and Director of SSGA FM; Executive Vice President of SSGA, a division of State Street Bank and Trust Company

Alyssa Albertelli	Chief Compliance Officer of SSGA FM; Chief Compliance Officer of SSGA

Kristi Mitchem	CTA – Chief Marketing Officer of SSGA FM; Executive Vice President of SSGA

Steven Lipiner	Treasurer of SSGA FM; Chief Financial Officer of SSGA

Barry Smith	Director of SSGA FM; Senior Managing Director of SSGA

Ellen Needham	Director and President of SSGA FM; Senior Managing Director of SSGA

Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; Deputy General Counsel of SSGA

Ann Carpenter	Chief Operating Officer of SSGA FM; Managing Director of SSGA

Matt Steinaway	Chief Risk Officer of SSGA FM; Senior Managing Director of SSGA

Joshua Weinberg, Esq.	Clerk of SSGA FM; Vice President and Managing Counsel of SSGA

SSGA FM currently acts, or as a result of the Transaction and subject to shareholder consents will act, as investment adviser to the following registered investment companies, which have similar investment objectives and strategies to the Funds:

Fund Name	Net Assets		Compensation to SSGA FM
State Street Equity 500 Index Fund[1]	$458,436,910	[2]	0.07%[3]
State Street Equity 500 Index II Portfolio[4]	$458,436,910	[3]	N/A
SSGA S&P 500 Index Fund[5]	$1,640,044,477	[6]	0.095%
State Street Equity 500 Index Portfolio	$1,640,044,477	[6]	0.095%
GE Investments S&P 500 Index Fund	$172,467,673	[2]	0.35%
GE Investments U.S. Equity Fund	$30,623,542	[2]	0.55%
GE Investments Premier Growth Equity Fund	$34,485,731	[2]	0.65%
GE Investments Small-Cap Equity Fund	$38,366,301	[2]	0.95%
GE Investments Income Fund	$29,264,454	[2]	0.50%

[1]	SSGA FM is contractually obligated until April 30, 2017 to waive its management fee and/or to reimburse the fund for expenses to the extent that total expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses other than management fees of the master fund and any class-specific expenses, such as distribution, shareholder servicing, sub-transfer agency and administration expenses) exceed 0.01% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30, 2017 except with the approval of the fund’s Board of Trustees.

D-1

[2]	As of September 30, 2015.
[3]	Includes investment advisory fee and 0.05% administration fee payable to SSGA FM.
[4]	Generally, shares of the fund may be purchased only by or on behalf of other registered investment companies or private clients for which SSGA FM or an affiliate serves as investment adviser (or in a similar capacity). SSGA FM is contractually obligated until April 30, 2017 to reimburse the fund for expenses to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and Distribution, Shareholder Servicing, Administration, and Sub-Transfer Agency Fees) exceed 0.03% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to April 30, 2017 except with approval of the Fund’s Board of Trustees.
[5]	SSGA FM is contractually obligated until December 31, 2016 to waive its management fee and/or to reimburse the Fund for expenses to the extent that total expenses do not exceed 0.157% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2016 except with the approval of the Fund’s Board of Trustees. In addition, SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the SSGA S&P 500 Index Fund’s Board of Trustees.
[6]	As of November 30, 2015.

SSGA FM retains the right to use “soft” or commission dollars for the purchase of third party research and brokerage services consistent with the parameters of section 28(e) of the Securities Exchange Act of 1934, as amended but at present time does not maintain such a program. SSGA FM will obtain research and brokerage services as needed for servicing managed accounts directly from broker-dealers and vendors (and directly from broker-dealers as a result of equity commissions as described below). Research and brokerage services obtained by the Adviser may be used in furnishing investment or other advice to all or some subset of the Adviser’s (and/or its affiliates) clients. The Adviser may share some or all of the brokerage and research services received by each of them with affiliates.

In addition, SSGA FM employs a standard negotiated equity commission schedule. All equity commission rates are the same regardless of account, market or broker, including a prime broker. SSGA FM does not pay any broker-dealer a greater commission than any other broker-dealer for a similar execution as compensation for the value of any proprietary research that broker-dealer may provide to SSGA FM. However, these negotiated equity commission rates are not “execution-only” rates and may include an amount of compensation for brokerage and research services provided by the broker-dealers, which is often unsolicited. Proprietary research received by the Adviser and its affiliate(s) in this way typically includes research reports and analysis, stock and sector specific research, market color and/or certain trade analytics, and market data. The value attributed to any research is determined, in part, by a “broker vote” process.

None of the current Trustees or officers of the S&P 500 Index Fund currently holds an office with, or is employed by, SSGA FM, or has purchased or sold securities or ownership interests of SSGA FM, its parent, or subsidiaries (if any) during the S&P 500 Index Fund’s most recently completed fiscal year.

D-2

EXHIBIT E

FORM OF SUB-ADVISORY AGREEMENT FOR THE FUND BETWEEN THE ADVISER AND A SUB-ADVISER

GE INSTITUTIONAL FUNDS

SMALL-CAP EQUITY FUND

FORM OF

SUB-ADVISORY AGREEMENT

This agreement (“Agreement”) is made as of [                    ], by and among SSGA FUNDS MANAGEMENT, INC. (“SSGA FM”), a Massachusetts corporation, GE INSTITUTIONAL FUNDS, a Delaware business trust (“Trust”), on behalf of the SMALL-CAP EQUITY FUND (“Fund”), a series of the Trust, solely with respect to Section 12(b) of this Agreement, and [                    ] (“Sub-Adviser”).

RECITALS

WHEREAS, SSGA FM has entered into an Investment Advisory and Administration Agreement dated [                    ] (“Advisory Agreement”) with the Trust, an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Fund, a series of the Trust;

WHEREAS, pursuant to the Advisory Agreement, SSGA FM is authorized to delegate its investment advisory responsibilities to other investment advisers, subject to the requirements of the 1940 Act;

WHEREAS, SSGA FM wishes to retain the Sub-Adviser to furnish certain investment advisory services to SSGA FM and the Fund, and the Sub-Adviser is willing to furnish those services;

WHEREAS, subject to the approval of the Fund’s Board of Trustees, SSGA FM may retain additional sub-advisers to furnish similar investment advisory services to SSGA FM and the Fund, and may at its sole discretion, allocate the Fund’s assets among the Fund’s sub-advisers to be managed in accordance with their respective sub-advisory agreements;

WHEREAS, SSGA FM intends that this Agreement will become effective when approved in accordance with Section 15 of the 1940 Act; and

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties agree as follows:

1.	Appointment.

SSGA FM hereby appoints the Sub-Adviser as an investment sub-adviser to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser further acknowledges and agrees that such appointment as an investment sub-adviser to the Fund is limited to those Fund assets allocated to the Sub-Adviser by SSGA FM, which may be changed from time to time at the sole discretion of SSGA FM (“Allocated Assets”). The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized, have no authority to act for or represent the Trust, the Fund or SSGA FM in any way or otherwise be deemed an agent of the Trust, the Fund or SSGA FM.

2.	Duties as Sub-Adviser.

(a) Subject to the oversight and supervision of SSGA FM and the Board of Trustees of the Trust (the “Board”), the Sub-Adviser will provide a continuous investment program for the Fund with respect to the Sub-Adviser’s Allocated Assets, including investment research and management. The Sub-Adviser will determine from time to time what investments will be purchased, retained or sold by the Fund with respect to such Allocated Assets. The Sub-Adviser will be responsible for placing purchase and sell orders for the Allocated Assets. The Sub-Adviser will consult with SSGA FM from time to time regarding matters pertaining to the Fund, including market strategy and portfolio characteristics. The Sub-Adviser will provide services under this Agreement in accordance with the Fund’s investment objective, policies and restrictions as stated in the Registration Statement (as defined below), the Constituent Documents (as defined below), the Investment Guidelines (as defined below), and applicable law. In this connection and in connection with the further duties set forth in this Section 2 as provided below, the Sub-Adviser shall provide SSGA FM and the Board with such periodic reports and documentation as SSGA FM or the Board shall reasonably request regarding the Sub-Adviser’s management of the Fund’s Allocated Assets, compliance with applicable laws and rules and the Registration Statement and all requirements hereunder. The Sub-Adviser acknowledges that copies of the Trust’s current registration statement on Form N-1A and any amendments or supplements thereto (“Registration Statement”), and the Trust’s Agreement and Declaration of Trust and By-Laws, if any (“Constituent Documents”), each as currently in effect, have been delivered to the Sub-Adviser.

(b) The Sub-Adviser shall carry out its responsibilities under this Agreement in compliance with: (i) the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, (ii) the Constituent Documents, (iii) all investment guidelines, policies, procedures or directives of the Trust or SSGA FM as provided to the Sub-Adviser (“Investment Guidelines”), (iv) the 1940 Act and the rules promulgated thereunder, (v) the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the rules promulgated thereunder, and (vi) other applicable federal and state laws and related regulations. To the extent that the Investment Guidelines applicable to the Sub-Adviser’s Allocated Assets are inconsistent with the investment restrictions applicable to the Fund’s total assets as set forth in the Registration Statement, the Sub-Adviser shall comply with the policies, procedures and directives as set forth in the Investment Guidelines. SSGA FM shall promptly notify the Sub-Adviser of changes to (i), (ii) or (iii) above and shall consult with Sub-Adviser before making any changes relating solely to the Fund’s investment objective, policies and restrictions as set forth in the Registration Statement, as well as to the policies, procedures and directives set forth in the Investment Guidelines. In particular, the Sub-Adviser shall take all actions necessary with respect to the Allocated Assets, as if they were the Fund itself, to ensure that the Allocated Assets, if they were the Fund, would: (A) satisfy the asset diversification requirements set forth under Section 851(b)(3) of sub-chapter M of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations thereunder (“Regulations”), (B) satisfy the gross income qualification requirements as set forth under Section 851(b)(2) of the Code and Regulations, and (C) comply with the diversification requirements of Section 817(h) of the Code and Regulations as these apply to separate accounts through which variable life insurance contracts and variable annuity contracts are issued.

(c) The Sub-Adviser shall take all actions which it considers necessary to implement the investment objectives and policies of the Fund, and in particular, to place all orders for the purchase or sale of securities or other investments for the Fund’s Allocated Assets with brokers or dealers selected by it. For that limited purpose, the Sub-Adviser is authorized as the agent of the Trust to give instructions to the Trust’s custodian(s) as to deliveries of securities or other investments and payments of cash for the account of the Fund. In connection with the selection of brokers or dealers and the placing of purchase and sale orders with respect to investments of the Fund, the Sub-Adviser is directed at all times to seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement.

In addition to seeking the best price and execution, to the extent covered by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and applicable guidance of the Securities and Exchange Commission (the “SEC”), the Sub-Adviser is also authorized to take into consideration other relevant factors which may include, without limitation: (i) the execution capabilities of such brokers and dealers, (ii) research, brokerage and other services provided by brokers and dealers which the Sub-Adviser believes will enhance its general portfolio management capabilities, (iii) the size of the transaction, (iv) the difficulty of execution, (v) the operational facilities of such brokers and dealers, (vi) the risk to such a broker or dealer of positioning a block of securities, and (vii) the overall quality of brokerage and research services provided by such brokers and dealers. The Sub-Adviser is also authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if it determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Fund. The policies with respect to brokerage allocation, determined from time to time by the Board, are those disclosed in the Registration Statement. The Sub-Adviser will periodically evaluate the statistical data, research and other investment services provided to it by brokers and dealers. Such services may be used by the Sub-Adviser in connection with the performance of its obligations under this Agreement or in connection with other advisory or investment operations including using such information in managing its own accounts. Whenever the Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other accounts advised by the Sub-Adviser, the orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable by the Sub-Adviser to each account and otherwise in accordance with the Sub-Adviser’s procedures approved by the Board.

(d) Only with prior written consent from SSGA FM and subject to: (i) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Registration Statement, (ii) the provisions of the 1940 Act and the Advisers Act, (iii) the provisions of the 1934 Act, and (iv) other applicable provisions of law, the Sub-Adviser or an affiliated person of the Sub-Adviser or of SSGA FM may act as broker for the Fund in connection with the purchase or sale of securities or other investments for the Fund. Such brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliated persons may receive brokerage commissions, fees or other remuneration from the Fund or the Trust for such services in addition to the Sub-Adviser’s fees for services under this Agreement.

(e) The Sub-Adviser shall maintain, in the form and for the periods required by Rule 31a-2 under the 1940 Act, all records relating to the Fund’s investments that are required to be maintained by the Trust pursuant to the requirements of Rule 31a-1 under the 1940 Act. The Sub-Adviser agrees that all books and records which it maintains for the Fund or the Trust are the property of the Trust and further agrees to surrender the same to SSGA FM or the Trust upon SSGA FM’s or the Trust’s request (provided, however, that Sub-Adviser may retain copies of such records). The Sub-Adviser agrees to furnish the Board and SSGA FM with such periodic and special reports regarding the Fund’s investments and records relating to the same as the Board or SSGA FM reasonably may request. Further, the Sub-Adviser shall permit the books and records maintained with respect to the Fund to be inspected and audited by the Trust, SSGA FM or their respective agents at all reasonable times during normal business hours upon reasonable notice.

(f) At such times as shall reasonably be requested, the Sub-Adviser will provide to the Board and SSGA FM economic and investment analyses and reports, information required in the Registration Statement and information necessary for SSGA FM and the Board to review the Fund or discuss the management of it. The Sub-Adviser will provide quarterly reports setting forth the Fund’s performance with respect to the Allocated Assets and the Sub-Adviser’s private account composite performance and will complete on a quarterly basis the checklist provided to it by SSGA FM regarding the Fund’s investments and transactions. The Sub-Adviser shall make available to the Board and SSGA FM any economic, statistical and investment services normally available to institutional or other customers of the Sub-Adviser. The Sub-Adviser will make available its officers and employees to meet with the Board on reasonable notice to review the Fund’s investments.

(g) In accordance with procedures adopted by the Board, as amended from time to time, the Sub-Adviser is responsible for assisting the Board in determining the fair valuation of any illiquid portfolio securities held within the Allocated Assets and will assist the Trust’s accounting services agent or SSGA FM to obtain independent sources of market value for all other portfolio securities.

Further, the Sub-Adviser shall be responsible to ensure that the Fund and/or SSGA FM is notified promptly, but in any event on the same day and prior to the earlier of (1) the release of the Fund’s net asset value or (2) 6:00pm Eastern Time, of any and all instances in which the Sub-Adviser knows or should have reason to know that the available price or value of a portfolio security does not represent the fair value of the instrument, or that there is no price or value available from any source with respect to a particular instrument and that such instrument should accordingly be subject to a fair valuation determination in accordance with procedures adopted by the Board, as amended from time to time.

(h) At such times as shall be reasonably requested by SSGA FM, the Sub-Adviser shall review and certify in writing that the information stated in the Trust’s Registration Statement relating to the Sub-Adviser, its management of the Fund with respect to the Allocated Assets, including investment objectives, strategies and related risks, and its performance history is true, correct and complete to the best of its knowledge.

(i) The Sub-Adviser will promptly notify SSGA FM of any change of control of the Sub-Adviser, including any change of its general partners or 25% shareholders or members, as applicable, and any changes in the key personnel of the Sub-Adviser, including without limitation, any change in the portfolio management personnel responsible for the Allocated Assets of the Fund, in each case prior to or promptly after such change. Notwithstanding the foregoing, the Sub-Adviser will promptly notify SSGA FM of any existing agreement, or upon entering into any agreement, that may result in a change of control of the Sub-Adviser, including without limitation the retention of an agent to assist in the sale of all, or a significant portion, of the business of the Sub-Adviser.

(j) The Sub-Adviser will calculate its private account composite performance in compliance with the Global Investment Performance Standards of the CFA Institute Centre for Financial Market Integrity and such performance will be reviewed at least annually by an independent accounting firm.

(k) Unless SSGA FM gives the Sub-Adviser written instructions to the contrary, the Sub-Adviser shall, in a prudent and diligent manner, vote proxies in the best interests of shareholders as may be necessary or advisable in connection with any matters submitted to a vote of shareholders and shall provide SSGA FM with its proxy voting procedures and guidelines and any amendments thereto.

3.	Expenses.

During the term of this Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its investment sub-advisory services under this Agreement.

4.	Supplemental Arrangements

The Sub-Adviser may enter into arrangements with other persons affiliated with the Sub-Adviser to better enable it to fulfill its obligations under this Agreement for the provision of certain personnel and facilities to the Sub-Adviser, other than the brokerage services provided in Section 2(d) herein.

5.	Prohibited Conduct

In providing the services described in this Agreement, the Sub-Adviser will not consult with any other investment advisory firm that provides investment advisory services to any investment company sponsored by SSGA FM, including the Fund, regarding transactions in portfolio securities or other portfolio investments of the Fund.

6.	Compensation.

For the services rendered, the facilities furnished and the expenses assumed by the Sub-Adviser, SSGA FM shall pay the Sub-Adviser no later than the thirtieth (30th) day following the end of each calendar quarter, a fee based on the net assets attributable to the aggregate Allocated Assets of the small-cap equity funds managed by SSGA FM and sub-advised by the Sub-Adviser, as provided in Schedule A to the Agreement.

7.	Compliance Matters

(a) The Sub-Adviser understands and agrees that it is a “service provider” to the Trust as contemplated by Rule 38a-1 under the 1940 Act. As such, the Sub-Adviser agrees to cooperate fully with SSGA FM and the Trust and its trustees and officers, including the Trust’s Chief Compliance Officer (“CCO”), with respect to all compliance-related matters, including the Trust’s efforts to assure that each of its service providers adopts and maintains written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as that term is defined by Rule 38a-1) by the Trust, SSGA FM and Sub-Adviser. In this regard, the Sub-Adviser shall:

(i) submit to the Board for its consideration and approval, the Sub-Adviser’s applicable compliance policies and procedures;

(ii) submit to the Board for its consideration and approval, annually (and at such other times as the Trust may request), a written report (“Report”) fully describing the results of the Sub-Adviser’s review of the adequacy of its compliance policies and procedures, including its assessment of the effectiveness of such policies and procedures and a description of any material amendments to such policies and procedures since the more recent of: (A) the Board’s approval of such policies and procedures or (B) the most recent Report;

(iii) provide periodic reports discussing the Sub-Adviser’s compliance program and special reports in the event of material compliance matters;

(iv) permit SSGA FM and the Trust and its trustees and officers to become familiar with the Sub-Adviser’s operations and understand those aspects of the Sub-Adviser’s operations that may expose SSGA FM and the Trust to compliance risks or lead to a violation by the Trust, SSGA FM or the Sub-Adviser of the federal securities laws;

(v) provide SSGA FM, the Trust and its trustees and CCO with such certifications regarding compliance as may be reasonably requested; and

(vi) make the Sub-Adviser’s personnel and compliance policies and procedures reasonably available to such personnel as SSGA FM and the Trust and its trustees and officers may designate to evaluate the effectiveness of the Sub-Adviser’s compliance controls, policies and procedures.

(b) The Sub-Adviser agrees to maintain and implement a compliance program that complies with the requirements of Rule 206(4)-7 under the Advisers Act.

8.	Representations and Warranties of Sub-Adviser.

The Sub-Adviser represents, warrants and agrees as follows:

(a) The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement and the execution, delivery and performance by the Sub-Adviser of this Agreement does not contravene or constitute a default under any agreement binding upon the Sub-Adviser; (v) will promptly notify SSGA FM of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the laws of the state in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

(b) The Sub-Adviser has adopted a written code of ethics pursuant to Rule 204A-1 under the Advisers Act that also complies with Rule 17j-1 under the 1940 Act (the “Code”), and will provide SSGA FM and the Board with a copy of that code of ethics, together with evidence of its adoption. Within fifteen (15) days of the end of the last calendar quarter of each year that this Agreement is in effect, the president, any vice president or chief compliance officer of the Sub-Adviser shall certify to SSGA FM that the Sub-Adviser (i) has complied with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the 1940 Act during the previous year and that there has been no violation of the Sub-Adviser’s code of ethics or, if such a violation has occurred, the details of such violation and of the appropriate action that was taken in response to such violation and (ii) has adopted procedures reasonably necessary to prevent Access Persons (as defined in Rule 17j-1) from violating the Code. On an annual basis, the Sub-Adviser shall provide a written report to the Board and SSGA FM pursuant to Rule 17j- 1(c)(2) under the 1940 Act, and upon a reasonable written request from SSGA FM, furnish to SSGA FM all other records relevant to the Sub-Adviser’s code of ethics as it relates to this Agreement.

9.	Representations and Warranties of SSGA FM.

SSGA FM represents, warrants and agrees that SSGA FM (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the obligations contemplated by this Agreement; (iii) has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the obligations contemplated by this Agreement; (iv) has the authority to enter into and perform the obligations contemplated by this Agreement and the execution, delivery and performance by SSGA FM of this Agreement does not contravene or constitute a default under any agreement binding upon SSGA FM; (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify SSGA FM from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise; (vi) has filed a notice of exemption pursuant to Rule 4.14 under the Commodity Exchange Act with the Commodity Futures Trading Commission and the National Futures Association, or is not required to file such exemption; and (vii) is duly organized and validly existing under the Laws of the Commonwealth of Massachusetts with the power to own and possess its assets and carry on its business as it is now being conducted.

10.	Duty to Update Information.

The parties hereto shall promptly notify each other in writing regarding any change to the foregoing representations and warranties.

11.	Limitation Of Liability.

The Sub-Adviser shall not be liable to the Trust or SSGA FM for any loss suffered by the Fund, the Trust or its shareholders or by SSGA FM in connection with the matters to which this Agreement relates, except (a) a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, and (b) to the extent otherwise provided in
Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Notwithstanding the foregoing, the Sub-Adviser shall be liable for any loss suffered by the Fund, the Trust or its shareholders or by SSGA FM as a result of any negligent act or omission by Sub-Adviser relating to or arising out of any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement.

12.	Indemnification.

(a) SSGA FM agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the Securities Act of 1933, as amended (“1933 Act”) harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) SSGA FM’s breach of its duties under this Agreement; or

(ii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of SSGA FM or any of its directors, officers or employees in the performance of SSGA FM’s duties and obligations under this Agreement, except to the extent such loss results from the Sub-Adviser’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of Sub-Adviser’s duties and obligations under this Agreement.

(b) The Trust agrees to indemnify and hold the Sub-Adviser, its officers and directors, and any person who controls the Sub-Adviser within the meaning of Section 15 of the 1933 Act harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund (other than a misstatement or omission relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to SSGA FM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of
Section 2(g) of this Agreement).

(c) The Sub-Adviser agrees to indemnify and hold SSGA FM, its officers and directors, and any person who controls SSGA FM within the meaning of Section 15 of the 1933 Act, and the Trust, its officers and directors, and any person who controls the Company or any Fund within the meaning of Section 15 of the 1933 Act, harmless from any and all direct or indirect liabilities, losses or damages (including reasonable attorneys’ fees) arising out of any claim, demand, action, suit or proceeding arising out of:

(i) any misrepresentation of a material fact or the omission of a fact necessary to make information not misleading in the Registration Statement, any proxy statement, or any annual or semi-annual report to investors in the Fund relating to disclosure about the Sub-Adviser approved by the Sub-Adviser or provided to SSGA FM or the Trust by the Sub-Adviser or relating to an incorrect valuation of a Fund portfolio security that resulted from any breach by the Sub-Adviser of the second paragraph of Section 2(g) of this Agreement;

(ii) Sub-Adviser’s breach of its duties under this Agreement; or

(iii) any bad faith, willful misfeasance, reckless disregard or gross negligence on the part of the Sub-Adviser or any of its directors, officers or employees in the performance of the Sub-Adviser’s duties and obligations under this Agreement, except to the extent such loss results from the Trust’s or SSGA FM’s own willful misfeasance, bad faith, reckless disregard or gross negligence in the performance of their respective duties and obligations under the Advisory Agreement or this Agreement.

13.	Survival of Representations and Warranties.

All representations and warranties made by the Sub-Adviser and SSGA FM pursuant to Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true.

14.	Duration and Termination.

(a) This Agreement shall become effective upon the date first above written and will continue for an initial two-year term and will continue thereafter so long as the continuance is specifically approved at least annually (i) by the Board or (ii) by a vote of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act, provided that in either event the continuance is also approved by a majority of the Board who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on the approval.

(b) This Agreement may be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the Fund’s outstanding voting securities, on 60 days’ written notice to the Sub-Adviser. This Agreement may also be terminated, without the payment of any penalty, by SSGA FM: (i) upon 60 days’ written notice to the Sub-Adviser; (ii) upon material breach by the Sub-Adviser of any of the representations and warranties set forth in Section 8 of this Agreement; or (iii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement, including circumstances such as financial insolvency of the Sub-Adviser or other circumstances that could adversely affect the Fund. The Sub-Adviser may terminate this Agreement at any time, without the payment of a penalty, on 60 days’ written notice to SSGA FM. This Agreement will terminate automatically in the event of its assignment (as defined under the 1940 Act, the rules thereunder or SEC staff interpretations thereof), including without limitation, a change of control of the Sub-Adviser, or upon termination of the Advisory Agreement.

15.	Change of Control of the Sub-Adviser.

In the event that this Agreement is automatically terminated as a result of a change in control of the Sub-Adviser and SSGA FM and the Board approve to retain the Sub-Adviser as a sub-adviser to the Fund, the Sub-Adviser will be liable to the Trust and SSGA FM for all direct and indirect costs resulting from a change of control of the Sub-Adviser, including without limitation all costs associated with proxy solicitations, Board meetings, and revisions to prospectuses, statements of additional information and marketing materials, in connection with the re-hiring of the Sub-Adviser as sub-adviser to the Fund. The understandings and obligations set forth in this Section 15 shall survive the termination of this Agreement and shall be binding upon the Sub-Adviser’s successor(s) and/or assign(s).

16.	Confidentiality.

During the term of this Agreement, and at all times thereafter, the Sub-Adviser shall not itself, or assist anyone else to, directly or indirectly, disclose to any person or entity Confidential Information of SSGA FM, the Trust or the Fund, now known or subsequently learned by the Sub-Adviser. “Confidential Information” shall mean any information, whether written or oral, and materials furnished to or obtained by the Sub-Adviser, including but not limited to that which relates to SSGA FM, the Trust, the Fund, and their affiliates, clients, customers, vendors, or other third party’s research, development, trade secrets, techniques, processes, procedures, plans, policies, business affairs, marketing activities, discoveries, hardware, software, screens, specifications, designs, drawings, data and other information and materials, regardless of its form, other than information in the public domain.

17.	Amendment of this Agreement.

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no material amendment to the terms of this Agreement shall be effective until approved by a vote of a majority of the Fund’s outstanding voting securities (unless the Trust receives an SEC exemptive order or opinion of counsel, or the issue is the subject of a position of the SEC or its staff, permitting it to modify the Agreement without such vote).

18.	Governing Law.

This Agreement shall be construed in accordance with the 1940 Act and the laws of the State of New York, without giving effect to the conflicts of laws principles thereof. To the extent that the applicable laws of the State of New York conflict with the applicable provisions of the 1940 Act, the latter shall control.

19.	Miscellaneous.

The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto. As used in this Agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “control,” “investment adviser,” “net assets,” “sale,” “sell” and “security” shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order. This Agreement may be signed in counterpart.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

SSGA FUNDS MANAGEMENT, INC.

BY:

Name:

Title:

GE INSTITUTIONAL FUNDS, ON BEHALF OF

SMALL-CAP EQUITY FUND, A SERIES OF GE

INSTITUTIONAL FUNDS, SOLELY WITH

RESPECT TO SECTION 12(b) OF THIS

AGREEMENT

BY:

Name:

Title:

[                    ]

BY:

Name:

Title:

SCHEDULE A

Fees Paid to the Sub-Adviser

The Sub-Adviser’s fee shall be accrued daily at 1/365th of the applicable annual rate set forth below:

REDACTED

The foregoing breakpoints and the annual rate to be paid by SSGA FM to the Sub-Adviser shall be based on the net assets attributable to the aggregate Allocated Assets of all the small-cap equity strategy managed by SSGA FM and sub-advised by the Sub-Adviser.

For the purpose of accruing compensation, the net assets of the Fund shall be determined in the manner and on the dates set forth in the current prospectus of the Trust, and, on dates on which the net assets are not so determined, the net asset value computation to be used shall be as determined on the next day on which the net assets shall have been determined.

In the event of termination of this Agreement, all compensation due through the date of termination will be calculated on a pro-rated basis through the date of termination and paid within thirty (30) days of the date of termination.

EXHIBIT F

Additional Information About Palisade Capital Management LLC

Palisade Capital Management LLC (“Palisade”) is privately owned and independently managed by its principals, and has its main office of business at One Bridge Plaza, Suite 695, Fort Lee, New Jersey 07024.

Palisade is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and was formed in 1995 to focus on managing small cap strategies. Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets of $3.25 billion as of March 31, 2016. Palisade translates its experience from various institutional and private accounts to mutual fund portfolios it sub-advises for GEAM. Palisade has managed the Small-Cap Equity Fund since its inception in August 1998. Palisade’s Allocated Assets are currently managed by Marc Shapiro and Dennison T. “Dan” Veru, members of Palisade’s Investment Policy Committee. Mr. Shapiro and Mr. Veru are jointly and primarily responsible for the strategy of the Fund and the day-to-day management of the Fund is executed by Mr. Shapiro.

Marc Shapiro joined Palisade in March 2004 and serves as the Managing Director and Senior Portfolio Manager for Palisade’s Institutional Small Cap Core Equity portfolios. Mr. Shapiro was promoted to Senior Portfolio Manager in March 2012 and has served as the strategy’s Associate Portfolio Manager and as a Senior Vice President of Research for Palisade’s Small Cap Core Equity portfolios since October 2006, with lead research responsibility for a number of sectors including Information Technology and Telecom Services. Prior to joining Palisade, Mr. Shapiro was a Senior Equity Analyst at Awad Asset Management and a Small Cap Analyst at Schroders. Mr. Shapiro received his M.S. in Finance from Drexel University and his B.S. in Finance from the College of New Jersey.

Dennison T. (“Dan”) Veru, Executive Vice-President and Chief Investment Officer of Palisade, has over 25 years of investment experience, and has oversight responsibilities for all the investment strategies at Palisade involving publicly traded securities. Since joining Palisade in March 2000, Mr. Veru has been a member of Palisade’s Investment Policy Committee. Mr. Veru became a Principal of Palisade in July 2004. Prior to joining Palisade, he was President and Director of Research at Awad Asset Management, a division of Raymond James & Associates, and helped oversee that firm’s growth from start up to more than $1 billion of assets under management. Prior thereto, Mr. Veru was associated with Palisade’s other principals from 1984 to 1992.

Set forth below are the names and titles of Palisade’s senior officers and principals. Unless otherwise indicated, the address of each individual is the same as Palisade’s principal office.

Name	Title
Martin L. Berman*	Principal, Chairman and Chief Executive Officer
Jeffrey D. Serkes*	Chief Operating Officer and Principal
Jack Feiler*	President, Chief Investment Officer and Principal
Dennison T. Veru*	Executive Vice President, Chief Investment Officer and Principal
Steven E. Berman	Vice Chairman and Principal
Frank Galdi	Managing Director, Chief Risk Officer
Bradley R. Goldman	Managing Director, General Counsel and Chief Compliance Officer

*	Indicates a 10% or greater holder of voting ownership interests in Palisade

Palisade currently serves as sub-adviser to the GE Investments Funds Small-Cap Equity Fund, a series portfolio of the GE Investments Funds, which has the same investment objective and is managed in a substantially similar manner to the Fund. As of March 31, 2016, the GE Investments Small-Cap Equity Fund had approximately $37.2 million in assets. For its sub-advisory services to the GE Investments Small-Cap Equity Fund, Palisade receives compensation based on the average daily net assets of the fund at the following annual

F-1

rates: [Treated as Confidential] payable on a monthly basis. In the past, Palisade has not waived or reduced its compensation with respect to the management of the Fund.

Palisade does not execute portfolio transactions through affiliated brokers. Palisade may direct client orders to broker-dealers in recognition of research and/or order execution services furnished by them, within the Section 28(e) “Safe Harbor” of the Securities Exchange Act of 1934.

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EXHIBIT G

Additional Information About Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) has its principal office located at 180 Battery Street, Suite 400, Burlington, Vermont 05401. Champlain has two parents CIP Management Holdings, LP (99.9% ownership) and CIP Management GP, LLC (0.1% ownership), both of which are also located at 180 Battery Street, Suite 400; Burlington, VT 05401. The general partners of CIP Management Holdings, LP with the largest partnership interests are Judith O’Connell, Scott Brayman, and CIP Management GP, LLC. The only general partners of CIP Management GP, LLC are Judith O’Connell and Scott Brayman.

Champlain is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) that was formed in 2004 and focuses on managing core small and mid-cap strategies. As of March 31, 2016, Champlain had over $5.76 billion in assets under management. Champlain’s Allocated Assets are managed by a team of investment professionals led by Scott T. Brayman, CFA, who is a co-founder of Champlain.

Scott T. Brayman, CFA, is a Managing Partner and Chief Investment Officer of Small and Mid Cap Strategies at Champlain and has more than 30 years of investment management experience. Mr. Brayman leads the investment team for both the small and mid-cap strategies at Champlain. Prior to joining Champlain in 2004, Mr. Brayman was a Senior Vice President and served as a portfolio manager at NL Capital Management, Inc. from 2003 to 2004, and served as a portfolio manager with Sentinel Advisers, Inc. from 1996 to 2004, where he was responsible for managing the small-cap and core mid-cap strategies. Mr. Brayman began his career as a credit analyst with the First National Bank of Maryland.

Set forth below are the names and titles of the senior officers and partners of Champlain. Unless otherwise indicated, the address of each individual is the same as the principal office of Champlain.

Name	Title
Scott T. Brayman, CFA*	Managing Partner and Chief Investment Officer of Small and Mid Cap Strategies
Corey N. Bronner, CFA	Analyst / Partner
Joseph J. Farley	Analyst / Partner
Matthew S. Garcia	Compliance / Partner
Van Harissis, CFA	Portfolio Manager / Partner
Deborah R. Healey	Head Trader and Technology / Partner
Angie M. Holbrook, CFA	Client Service / Partner
Finn R. McCoy	Trader / Partner
Mary E. Michel	Client Service / Partner
Wendy K. Nunez	Chief Compliance Officer / Chief Operating Officer / Partner
Judith W. O’Connell*	Managing Partner/Chief Executive Officer
David M. O’Neal, CFA	Analyst/Partner
Eric P. Ode	Business Management / Partner
Jason L. Wyman, Ph.D.	Analyst / Partner

*	Indicates a 10% or greater holder of ownership interests in Champlain

Champlain currently serves as an investment adviser to the Champlain Small Company Fund and the GE Investments Small-Cap Equity Fund, which each has a similar investment objective to that of the Fund. As of March 31, 2016, the Champlain Small Company Fund had approximately $1,021,974,976 in assets and the GE Investments Small-Cap Equity Fund had approximately $37.2 million in assets. For its advisory services to the Champlain Small Company Fund, Champlain receives compensation in the amount of 0.90% of average net assets per annum, payable quarterly. For its advisory services to the GE Investments Small-Cap Equity Fund

G-1

Champlain receives compensation in the amount of [Treated as Confidential], payable quarterly. Champlain does not currently waive its advisory fees with respect to the management of the Champlain Small Company Fund, but has agreed to limit the total operating expense of the Champlain Small Company Fund to 1.40% per annum.

Champlain has soft dollar arrangements through which it receives research, data and use of software based on standard practices of the brokerage community. In connection with its anticipated services as sub-adviser to the Fund, Champlain expects the dollar value of these benefits to be nominal. Champlain does not execute portfolio transactions through affiliated brokers.

G-2

EXHIBIT H

Additional Information About GlobeFlex Capital, L.P.

GlobeFlex Capital, L.P. (“GlobeFlex”) has its principal office located in 4365 Executive Drive, Suite 720, San Diego, California 92121. GlobeFlex is a California limited partnership, which has one general partner, Ansmar Capital, Inc., which has sole control of GlobeFlex. The control persons of Ansmar Capital, Incl are Marina L. Marrelli (CEO of GlobeFlex) and Robert J. Anslow (CIO of GlobeFlex). They can be reached at the following address: Ansmar Capital, Inc., c/o GlobeFlex Capital, L.P., 4365 Executive Drive, Suite 720, San Diego, CA 92121.

GlobeFlex is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) that was formed in 1994 to specialize in equity management for the institutional marketplace, with a focus on both U.S. and international growth small and mid-cap companies. As of March 31, 2016, GlobeFlex had over $3.4 billion in assets under management and over 30 clients. GlobeFlex’s Allocated Assets are managed by a team of investment professionals led by Robert J. Anslow, who is the co-founder of GlobeFlex. GlobeFlex is primarily owned by its employees, with Robert J. Anslow, Jr. and Marina L. Marrelli owning the controlling interests of GlobeFlex.

Robert J. Anslow, Partner and Chief Investment Officer, is responsible for all portfolio management and research activities at GlobeFlex and has 35 years of investment management experience. Prior to co-founding GlobeFlex in 1994, Mr. Anslow was a Director of the Systematic and Global Portfolio Management/Research Group at Nicholas-Applegate Capital Management (“Nicholas-Applegate”) from 1986 to 1994, where he built the first systematic process for international investing. Prior to Nicholas-Applegate, Mr. Anslow was responsible for systematic portfolio management and research processes at two major investment institutions: the California Public Employee’s Retirement System (“CalPERS”) and BayBanks Investment Management of Boston.

Set forth below are the names and titles of the senior officers and partners of GlobeFlex. Unless otherwise indicated, the address of each individual is the same as the principal office of GlobeFlex.

Name	Title
Robert J. Anslow, Jr.*	Partner, Chief Investment Officer
Andrew Mark	Partner, Portfolio Management/Research/Trading
Jennifer O’Connell	Partner, Chief Financial Officer
Marina Marrelli*	Partner, Chief Executive Officer
Laima M. Tumas	Chief Compliance Officer, Operations Technology Specialist
Noah D. Bretz	Partner, Director of Client Service & Marketing
Jerre S. Bridges	Partner, Client Service & Marketing
Tammy L. Johnson	Partner, Head of Investment Operations
Kenneth M. Mota	Partner, Client Service & Marketing
Pamela F. Pendrell	Partner, Chief Compliance Officer
James D. Peterson, CFA	Partner, Director of Portfolio Management & Research
Qiao Wen, CFA	Partner, Portfolio Management/Research

*	Indicates a 10% or greater holder of partnership interests in GlobeFlex.

GlobeFlex currently serves as sub-adviser to the GE Investments Small-Cap Equity Fund, a series portfolio of the GE Investments Funds, which has the same investment objective and is managed in a substantially similar manner to the Fund. As of March 31, 2016, the GE Investments Small-Cap Equity Fund had approximately $37.2 million in assets. For its sub-advisory services to the GE Investments Small-Cap Equity Fund, GlobeFlex receives compensation based on the average daily net assets of the fund at an annual rate of [Treated as Confidential] payable on a monthly basis. In the past, GlobeFlex has not waived or reduced its compensation with respect to the management of the fund.

H-1

In selecting broker-dealers, GlobeFlex may consider the value of research and additional brokerage products and services a broker-dealer has provided or may be willing to provide. This is known as paying for those products and services with “soft dollars.” The use of soft dollars by GlobeFlex generally satisfies the requirements of the safe harbor provided by Section 28(e) of the Securities Exchange Act of 1934. GlobeFlex does not execute portfolio transactions through affiliated brokers.

H-2

EXHIBIT I

Additional Information Regarding Kennedy Capital Management, Inc.

Kennedy Capital Management, Inc. (“Kennedy”) is privately owned and independently managed by its principals, and has its principal office located at 10829 Olive Boulevard, Suite 100, St. Louis, MO 63141.

Kennedy is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) that was formed in 1980 to provide customized investment management services to corporate and public pension funds, endowments, foundations and multi-employer plans as well as high net-worth individuals, and specializes in the small and mid-cap asset classes. Kennedy is wholly owned by its employees and directors and as of March 31, 2016, Kennedy had over $5.2 billion in discretionary and non-discretionary assets under management. As of September 22, 2010, GEAM has allocated a portion of the Fund’s assets to Kennedy (“Kennedy Allocated Assets”) to be managed by a team of investment professionals led by Mr. Frank Latuda, Jr., CFA.

Frank Latuda Jr., CFA is a Vice President, Director and Chief Investment Officer at Kennedy as well as portfolio manager of Kennedy’s Small Cap Value I, Mid Cap Value, All Cap Value and SMID Cap Value separately-managed portfolios. As Chief Investment Officer, Mr. Latuda also serves as Chairman of Kennedy’s Investment Policy Committee. Mr. Latuda joined Kennedy as an equity analyst in 1997 and served as Director of Research from 1998 until 2000. He has been portfolio manager since October 2000, when he took over the Small Cap Value I portfolio. Prior to joining Kennedy, he was an analyst with Burns, Pauli, Mahoney Company. Mr. Latuda earned a B.S. in Electrical Engineering from the University of Notre Dame, as well as an M.S. in Electrical Engineering and an M.B.A. from the University of Illinois.

Set forth below are the names and titles of the senior officers and directors of Kennedy. Unless otherwise indicated, the address of each individual is the same as the principal office of Kennedy.

Name	Title
Randall Kirkland, CFA	President, Chief Executive Officer and Chairman of the Board of Directors
Richard Sinise*	Executive Vice President and Chief Portfolio Manager
Stephen Mace, JD, CPA, CFA	Vice President and Chief Operating Officer
Frank Latuda, Jr., CFA*	Vice President, Director and Chief Investment Officer
Marilyn Lammert, CFP	Vice President and Chief Compliance Officer
Richard Oliver	Vice President and Chief Financial Officer
Timothy Hasara*	Vice President and Portfolio Manager
Donald Cobin	Vice President, Director and Portfolio Manager
Robert Karn, III	Director
John Hillhouse	Director
Samuel DeKinder	Director

*	Indicates a 10% or greater holder of voting ownership interests in Kennedy.

Kennedy currently serves as sub-adviser to the GE Investments Small-Cap Equity Fund, a series portfolio of the GE Investments Funds, which has the same investment objective and is managed in a substantially similar manner to the Fund. As of March 31, 2016, the GE Investments Small-Cap Equity Fund had approximately $37.2 million in assets. For its sub-advisory services to the GE Investments Small-Cap Equity Fund, Kennedy receives compensation based on the average daily net assets of the fund at an annual rate of [Treated as Confidential] payable on a monthly basis. In the past, Kennedy has not waived or reduced its compensation with respect to the management of the fund.

I-1

Kennedy may utilize transaction-based commissions (so-called “soft dollar” payments) to obtain research and brokerage services in support of its investment decision-making activities. Kennedy does not execute portfolio transactions through affiliated brokers.

None of the current directors or officers of the Fund currently holds an office with, or is employed by, Kennedy, or has purchased or sold securities or ownership interests of Kennedy, its parent, or subsidiaries (if any) during the Fund’s most recently completed fiscal year.

I-2

EXHIBIT J

Additional Information About SouthernSun Asset Management, LLC

SouthernSun Asset Management, LLC (“SouthernSun”) has its principal office located in 6070 Poplar Avenue, Suite 300, Memphis, Tennessee 38119.

SouthernSun, established in 1989, is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and was originally formed in 1989 to focus on both U.S. and international small and mid-cap value companies, primarily serving the institutional marketplace. On March 2014, Affiliated Managers Group, Inc. (“AMG”) acquired a majority, equity ownership interest in SouthernSun. As of March 31, 2016, SouthernSun had over $4.3 billion in assets under management. Since October 1, 2008, GEAM has allocated a portion of the Fund’s assets to SouthernSun (the “SouthernSun Allocated Assets”) to be managed by a team of investment professionals led by Mr. Michael Cook, who is the founder of SouthernSun. The principal officers of AMG are: Sean Healey, Nathan Dalton, David Billings, Jay Horgen and Andrew Dyson. AMG’s principal office is located at 777 South Flagler Drive, West Palm Beach, FL 33401.

Mr. Cook is the Founder, Chief Executive Officer and Chief Investment Officer of SouthernSun. In his over 25 years of experience as a research analyst and portfolio manager, Mr. Cook has developed a unique investment philosophy and process which serves as the core of the firm’s U.S. and Global Equity strategies. Throughout his career, he has been featured and quoted in The Wall Street Journal and Barron’s and has been a speaker on CNBC, Fox Business News, and Bloomberg TV. He is also a requested presenter on U.S. and Global Small and Mid Cap opportunities at regional U.S. and European investor conferences. Mr. Cook attended Covenant College and the OCCA Business Programme, Wycliffe Hall, University of Oxford, and is a member of the CFA Institute.

Set forth below are the names and titles of the senior officers and directors of SouthernSun. Unless otherwise indicated, the address of each individual is the same as the principal office of SouthernSun.

Name	Title
Michael W. Cook*	Chief Executive Officer/Chief Investment Officer/Principal
Phillip W. Cook	Senior Analyst/Principal
Michael S. Cross	Senior Analyst/Principal
James. P. Dorman, CFA	Senior Analyst/Principal
Peter W. Matthews, CFA, CPA	Senior Analyst/Principal
S. Elliot Cunningham	Senior Analyst/Principal
Andrew E. Willson	Senior Analyst/Principal
William P. Halliday	Chief Operating Officer/Principal
Asher Ailey	Chief Compliance Officer

*	Indicates a 10% or greater holder of voting ownership interests in SouthernSun.

SSAM Acquisition, LLC, which is an entity controlled by AMG SSAM Holdings, LLC, which is an entity controlled by AMG holds a voting ownership interest in SouthernSun equal to 55%.

SouthernSun currently serves as a sub-adviser to the AMG SouthernSun Small Cap Fund and GE Investments Small-Cap Equity Fund, which both have similar investment objective to that of the Fund. AMG Funds, LLC serves as investment adviser to AMG SouthernSun Small Cap Fund. As of March 31, 2016, the AMG SouthernSun Small Cap Fund and the GE Investments Small-Cap Equity Fund had approximately $384.46 million in assets. For its advisory services to the AMG SouthernSun Small Cap Fund, SouthernSun receives compensation in the amount of 0.85% of average net assets per annum, payable monthly. For its advisory services to the GE Investments Small-Cap Equity Fund, SouthernSun receives compensation in the amount of [Treated as Confidential], payable quarterly. In the past, SouthernSun has not waived or reduced its compensation with respect to the management of the fund.

SouthernSun does not have any formal soft dollar arrangements at this time.

J-1

EXHIBIT K

Additional Information About GEAM

GE Asset Management Incorporated (“GEAM”) has its principal office located in 1600 Summer Street, Stamford, Connecticut 06905.

Set forth below are the names and titles of the senior officers and partners of GEAM. Unless otherwise indicated, the address of each individual is the same as the principal office of GEAM.

Name	Title
Dmitri Stockton	Chairman, President and CEO
Maureen B. Mitchell	President – Global Sales and Marketing
Paul M. Colonna	President & Chief Investment Officer – Public Investments
Donald W. Torey	President & Chief Investment Officer – Alternative Investments
David Wiederecht	President & Chief Investment Officer – Investment Solutions
Timothy S. Hanlon	Senior Vice President, Human Resources
Gregory B. Hartch	Executive Vice President, Chief Risk Officer and Chief Operating Officer
Susan M. Lasota	Senior Vice President, Operations and Technology
Matt Zakrzewski	Executive Vice President and Chief Financial Officer
Ralph R. Layman	Executive Vice President, Chief Investment Officer Emeritus and Portfolio Manager
Matthew J. Simpson	Executive Vice President, General Counsel and Secretary

K-1

PROXY CARD

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SIGN, DATE AND VOTE ON THE REVERSE SIDE

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free

1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-877-361-7965 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

GE INSTITUTIONAL FUNDS

“FUND NAME PRINTS HERE”

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 22, 2016 PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned, holder of shares of beneficial interest of the above-referenced Fund (“Fund”), hereby appoints JoonWon Choe and Wendy J. Carroll as proxies for the undersigned, each with full power of substitution and revocation, to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held on June 22, 2016, at 1600 Summer Street, Stamford, Connecticut 06905, at 10:00 a.m., Eastern time, or at any adjournment(s) or postponement(s) thereof, and to vote all shares of beneficial interest of the Fund that the undersigned would be entitled to vote, with all the power the undersigned would possess if personally present, in accordance with the instructions on this Proxy Card. The undersigned hereby acknowledges receipt of the accompanying Notice of Special Meeting and the Proxy Statement.

WE NEED YOUR PROXY VOTE AS SOON AS POSSIBLE. YOUR PROMPT ATTENTION TO THIS MATTER WILL HELP AVOID THE EXPENSE OF FURTHER SOLICITATION.

PLEASE SIGN ON REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on June 22, 2016. The proxy statement for this meeting is available at: https://proxyonline.com/docs/geam/

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

"FUND NAME PRINTS HERE"

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

The Meeting will be held for the following purposes:

To vote all proposals in accordance with management recommendations, please mark the circle to the right.	**FOR ALL** O

To vote each proposal separately, please use these boxes.

		FOR	AGAINST	ABSTAIN
1.	To approve a new investment advisory and administration agreement with SSGA FM for the Funds.	O	O	O
		FOR	**WITHHOLD**	
2.	To elect four (4) Trustees to the Board of Trustees:			
	01) John R. Costantino	O	O	
	02) Jeanne M. La Porta	O	O	
	03) R. Sheldon Johnson	O	O	
	04) Donna M. Rapaccioli	O	O	
		FOR	**AGAINST**	**ABSTAIN**
3.	A. To approve manager-of-managers authority for SSGA FM.	O	O	O
	For Small-Cap Equity Fund shareholders only:	**FOR**	**AGAINST**	**ABSTAIN**
	B. To approve a new investment sub-advisory agreement with Palisade Capital Management, LLC.	O	O	O
	C. To approve a new investment sub-advisory agreement with Champlain Investment Partners, LLC.	O	O	O
	D. To approve a new investment sub-advisory agreement with GlobeFlex Capital, L.P.	O	O	O
	E. To approve a new investment sub-advisory agreement with Kennedy Capital Management, Inc.	O	O	O
	F. To approve a new investment sub-advisory agreement with SouthernSun Asset Management LLC.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

“FUND NAME PRINTS HERE”

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

NOTE: Please sign this proxy exactly as your name appears on this proxy card. Joint owners should each sign personally. Trustees and other SIGNATURE (AND TITLE IF APPLICABLE) DATE fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY CARD MUST BE SIGNED AND DATED ABOVE FOR YOUR INSTRUCTIONS TO BE COUNTED. IF THIS PROXY CARD IS PROPERLY EXECUTED, IT WILL BE VOTED IN THE MANNER INDICATED, OR IF NO INSTRUCTION HAS BEEN INDICATED, IT WILL BE VOTED “FOR” EACH PROPOSAL. PLEASE COMPLETE AND RETURN THIS PROXY CARD PROMPTLY. PROXY CARDS MUST BE RECEIVED BY JUNE 21, 2016 TO BE COUNTED.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: Š

The Meeting will be held for the following purposes:

To vote all proposals in accordance with management FOR ALL recommendations, please mark the circle to the right. O

To vote each proposal separately, please use these boxes.

1. To approve a new investment advisory and administration agreement with SSGA FM for the Funds.

2. To elect four (4) Trustees to the Board of Trustees: 01) John R. Costantino

02) Jeanne M. La Porta 03) R. Sheldon Johnson 04) Donna M. Rapaccioli

3. A. To approve manager-of-managers authority for SSGA FM.

For Small-Cap Equity Fund shareholders only:

B. To approve a new investment sub-advisory agreement with Palisade Capital Management, LLC.

C. To approve a new investment sub-advisory agreement with Champlain Investment Partners, LLC.

D. To approve a new investment sub-advisory agreement with GlobeFlex Capital, L.P.

E. To approve a new investment sub-advisory agreement with Kennedy Capital Management, Inc.

F. To approve a new investment sub-advisory agreement with SouthernSun Asset Management LLC.

FOR AGAINST ABSTAIN

FOR WITHHOLD

FOR AGAINST ABSTAIN

FOR AGAINST ABSTAIN

PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]